UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2017

Date of reporting period:  August 31, 2017

Item 1. Reports to Stockholders.

Annual Report | August 31, 2017

Performance Trust Strategic Bond
Fund (Symbol: PTIAX) and
Performance Trust Municipal Bond
Fund (Symbols: PTIMX, PTRMX)

© 2017 PT Asset Management, LLC. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

Performance Trust Strategic Bond Fund (PTIAX) Annual Management’s
                  Discussion of Fund Performance:  8/31/2016-8/31/2017

Over the past fiscal year ended August 31, 2017, Performance Trust Strategic Bond Fund (“PTIAX” or the “Fund”) posted a return of 5.20% compared to 0.49% for the Bloomberg Barclays Aggregate Bond Index. It is particularly pleasing to report solid bond fund returns into a rising interest rate environment as interest rates rise prices on most bonds will fall creating a drag on returns that is often difficult to overcome. The chart below shows the Treasury yield curve from the beginning of the period and the end. As can be seen, rates were up roughly 50 basis points (0.50%) across the curve.

The single biggest reason for our performance was our large allocation to structured credit in general and to non-agency mortgage backed securities in particular. Structured credit has long been our preferred way to play defense. By that, we mean bonds that will perform relatively well if interest rates should rise.

After the election in November, interest rates on longer dated Treasuries increased sharply. The rate on a 7-year Treasury, as an example, increased 58 basis points during the month and the return on a 7-year Treasury during that month was roughly -3.50%. In comparison, the residential mortgage-backed securities (RMBS) in our portfolio were up roughly 0.47% in November, the collateralized loan obligations (CLOs) were up roughly 0.55%, and the commercial mortgage-backed securities (CMBS) were down approximately 0.69%. It is precisely this lack of sensitivity to changes in interest rates that makes these asset classes so attractive, in our opinion. As the table below shows, our allocation to these asset classes, collectively, was over 50% throughout the period.

PTIAX Allocations

	8/31/16	8/31/17
Non-agency RMBS	42.68%	42.55%
CLOs	5.91%	1.66%
CMBS	8.40%	11.48%
Structured Credit	56.99%	55.69%
Cash	4.16%	3.45%
Treasuries	2.36%	0.00%
IG Corporates	3.15%	2.36%
High Yield	0.31%	0.21%
Taxable Muni	14.27%	19.29%
Tax-Exempt Muni	18.76%	19.00%

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

We regard our municipal bond allocation to be an efficient way to play offense – solid performance in rates down, and reasonable performance in rates up. Over the past fiscal year, despite the rise in interest rates, the municipal bond allocation (both taxable and tax-exempt) returned roughly 1.13%. We regard this as something of a victory given that most of this allocation is of very high credit quality, so there is no outsized carry (yield), and we often actively seek some duration from this asset class. We attribute the performance to individual bond selection, good convexity features, yield curve roll, and a little bit of spread tightening.

Breaking the performance of the municipal bond allocation down further, consider the realized returns on one of the longest subsets of the portfolio – tax-exempt bonds with durations exceeding ten years.  The longer end of the municipal yield curve was also up more than 50 basis points, just as Treasuries were. One would certainly expect this subset to have been the hardest hit over the past year, and it was.  This particular subset of bonds was down approximately 2.32% on average over the past fiscal year. We regard this as an acceptable return for the longest subset of the portfolio into a rising interest rate environment.

The chart below shows the change in the AAA-rated municipal bond (Municipal Market Data - MMD) curve from the beginning to end of the period. Unlike Treasuries, this curve has steepened over the past year, and that will have some implications for the portfolio going forward. While our allocation to tax-exempt municipals was virtually unchanged during the period, we have moved out the higher, steeper yield curve within the allocation.

The biggest change in allocation during the year was the increase in taxable municipal bonds from 14.27% to 19.29% of the portfolio. We regard taxable municipals as a direct alternative to investment grade corporates. In our opinion, they have less real world credit risk yet similar yields, and thus higher risk-adjusted expected return. The increase in this allocation came largely from a decrease in CLOs which were allowed to run off as we found go-forward return expectations less attractive.

As a total return bond fund, we seek to position ourselves in the most undervalued fixed-income securities we can find consistent with the need for proper diversification and liquidity. To identify such opportunities, we find scenario analysis (over roughly a three-year investment horizon) to be more valuable than rate or market forecasting. We call this methodology Shape Management®, and we attribute our historical performance largely to our allocation decisions.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

Performance Trust Municipal Bond Fund (PTIMX, PTRMX) Annual Management’s
                               Discussion of Fund Performance:  8/31/2016-8/31/2017

We are often asked questions regarding why we use a non-traditional methodology to evaluate risk and return (Shape Management®). The performance of the Institutional Class shares of the Performance Trust Municipal Bond Fund (“PTIMX” or the “Fund”) over the last twelve months demonstrates the pitfalls of using the conventional yield and duration metrics as proxies for true return and risk, respectively. PTIMX’s twelve-month return, ended August 31, 2017, was 0.50%, modestly lower than the Bloomberg Barclays Municipal Bond Index return of 0.88%. PTIMX’s under-performance relative to the benchmark can be attributed to its duration (interest rate sensitivity) of 6.8 years relative to the benchmark’s duration of 5.13 years.  Over the twelve-month period, 10-year municipal bond rates rose 0.44%, negatively impacting municipal bond prices. Despite the negative price effects from higher interest rates, PTIMX was able to generate alpha by selecting bonds that provide positive total returns, even in a moderately higher rate environment. However, using duration and yield to estimate performance would have resulted in a negative return of 0.43% ((-)6.8 year duration multiplied by the 0.44% increase in rates, plus the twelve-month dividend yield of 2.56%).

Divergence between actual performance and “projected” performance are the result of various risk and return components that are not captured in a projection generated by yield and duration. Examples of return found outside of the traditional yield metric include spread tightening and rolling the yield curve.  Examples of risk not captured in the traditional duration metric include extension risk and negative convexity. Without incorporating these additional components, projected return can vary significantly from realized performance. As a result, we have shifted away from yield/duration and adopted Shape Management®, which incorporates many of the components above. In short, Shape Management® leads us to pick bonds based on what we believe to be a fuller picture of performance.

Using Shape Management® as our guide, we navigated a twelve-month period, which began with the surprise victory of Donald Trump in the U.S. presidential election. Rates moved sharply higher as investors expected policies ranging from transportation to tax reform that would lead to an inflationary environment. However, rates moderated as it became clear that many of the items on the Trump administration’s agenda would not pass in their original form, as evidenced by the failure of health care reform within the Senate. Market interest rates were also restrained by persistently low inflation data, despite a growing economy. However, the Federal Reserve did increase short term rates three times over the twelve-month period. The net result of these events was moderately higher rates.

There were three major themes in PTIMX over this period:  (1) an overweight in alternative minimum tax bonds, (2) an underweight in low-credit quality, and (3) a focus on investment in the intermediate areas of the yield curve. First, after Donald Trump’s election, his Administration quickly identified tax reform, which included the repeal of the alternative minimum tax (AMT), as a key policy objective. As a result, we dramatically increased our exposure to bonds subject to the AMT, speculating that, should the AMT be repealed, AMT bonds would no longer trade with a penalty associated with their tax treatment. We took PTIMX’s AMT exposure up from 5.97% at the beginning of the period to 13.46% at the end of the period. We estimate that AMT spreads have tightened by 0.1%-0.15% over that time. Second, we have continued to maintain more than half of PTIMX in AA or better credit. Spreads remain compressed and may have tightened further as investors reach for yield in a limited supply market. Finally, as the front end of the yield curve continues to rise with the Fed’s tightening program, we focused our investments in the intermediate areas of the yield curve where the yield pick-up is still pronounced.

Looking forward, we continue to review the impact of current events, such as Washington politics and natural disasters, on the performance of borrowers’ credit and the municipal market. Additionally, using Shape Management®, we continue to balance the risk we take with potential total return outcomes over a medium term horizon, moving away from the traditional performance “forecasting” metrics. In terms of our current portfolio themes, we may opportunistically reduce our exposure to AMT as spreads continue to compress. Additionally, we believe it is prudent to remain in higher-rated credit given the historically high prices the market is demanding for lower-rated credit. Should spreads widen, PTIMX will be well positioned to take advantage of cheaper lower quality debt by rotating out of higher quality bonds. Finally, as the Fed’s tightening process continues to lift the front-end of the yield curve, we will maintain our position in bonds with intermediate-length maturities to take advantage of both yield curve and credit roll as our bonds shorten over time.

Past performance is not indicative of future returns. The views in this report were those of the Funds’ Managers as of August 31, 2017 and may not reflect the views of the Funds’ Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Performance Trust Strategic Bond Fund (Unaudited)
Total Return vs. Bloomberg Barclays Aggregate Bond Index

Average Annual Returns—For the Periods Ended August 31, 2017 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(AUGUST 31, 2010)(1)
Performance Trust Strategic Bond Fund	5.20%	5.25%	5.41%	6.97%
Bloomberg Barclays Aggregate Bond Index	0.49%	2.64%	2.19%	3.04%

(1)	The Performance Trust Strategic Bond Fund (the “Fund”) commenced investment operations on September 1, 2010.

The Bloomberg Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Bloomberg Barclays Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2010, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND (PTIAX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2017

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Bloomberg Barclays Municipal Bond Index

Average Annual Returns—For the Periods Ended August 31, 2017 (Unaudited)

				ANNUALIZED
	ONE	THREE	FIVE	SINCE INCEPTION
	YEAR	YEAR	YEAR	(JUNE 30, 2011)
Performance Trust Municipal Bond Fund –
Institutional Class	0.50%	4.38%	4.38%	6.45%
Bloomberg Barclays Municipal Bond Index	0.88%	3.40%	3.23%	4.48%

The Bloomberg Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Barclays Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on June 30, 2011, the inception date for the Institutional Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Retail Class (Unaudited)
Total Return vs. Bloomberg Barclays Municipal Bond Index

Average Annual Returns—For the Periods Ended August 31, 2017 (Unaudited)

			ANNUALIZED
	ONE	THREE	SINCE INCEPTION
	YEAR	YEAR	(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond Fund – Retail Class	0.24%	4.16%	4.07%
Bloomberg Barclays Municipal Bond Index	0.88%	3.40%	3.16%

The Bloomberg Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Bloomberg Barclays Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on September 28, 2012, the inception date for the Retail Class shares of the Performance Trust Municipal Bond Fund (the “Fund”).

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all Fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTAMfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX, PTRMX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2017

*	For additional details on allocation of portfolio holdings by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2017

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Assets
Investments, at value (cost $1,040,732,570 and
$185,047,513, respectively)	$1,057,902,274	$191,935,490
Cash	1,049,355	4,016,215
Dividend and interest receivable	6,950,334	1,678,637
Receivable for investments sold	2,266,334	2,169,293
Receivable for Fund shares sold	5,228,394	442,264
Other assets	28,392	21,775
Total Assets	1,073,425,083	200,263,674

Liabilities
Payable for investments purchased	14,884,358	2,368,193
Payable for Fund shares redeemed	375,542	51,149
Payable to Adviser	518,346	54,617
Payable to affiliates	187,997	57,098
Payable for distribution fees	—	5,445
Payable for distributions	256	—
Accrued expenses and other liabilities	84,971	32,050
Total Liabilities	16,051,470	2,568,552

Net Assets	$1,057,373,613	$197,695,122
Net Assets Consist Of:
Paid-in capital	$1,052,358,300	$191,495,918
Accumulated undistributed net investment income (loss)	184,701	10,919
Accumulated undistributed net realized loss on investments	(12,339,092)	(699,692)
Net unrealized appreciation on investments	17,169,704	6,887,977
Net Assets	$1,057,373,613	$197,695,122

Strategic Bond Fund Shares
Net assets	$1,057,373,613
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	46,286,008
Net asset value, redemption and offering price per share(1)	$22.84

Municipal Bond Fund Shares – Institutional Class
Net assets		$172,200,522
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		7,074,570
Net asset value, redemption and offering price per share(1)		$24.34

Municipal Bond Fund Shares – Retail Class
Net assets		$25,494,600
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		1,046,577
Net asset value, redemption and offering price per share(1)		$24.36

(1)	If applicable, redemption price per share may be reduced by 2% redemption fee for shares redeemed within sixty days of purchase.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES–3.69%

ACE Securities Corp Home
Equity Loan Trust
2006-ASAP4, 1.394%
(1 Month LIBOR USD + 0.160%),
08/25/2036 (a)	$774,752	$748,663

Apidos CLO XIV
2013-14A, 4.804% (3 Month LIBOR
USD + 3.500%), 04/15/2025 (a)	2,460,000	2,460,000

Ares XXVI CLO Ltd.
2013-1A, 4.054% (3 Month LIBOR
USD + 2.750%), 04/15/2025 (a)	500,000	501,907

Ares XXVII CLO Ltd.
3.653% (3 Month LIBOR
USD + 2.400%), 07/28/2029 (a)	1,750,000	1,766,233

BlueMountain CLO Ltd.
2015-1A, 5.054% (3 Month LIBOR
USD + 3.750%), 04/13/2027 (a)	2,000,000	2,028,924
2012-2A, 3.916% (3 Month
LIBOR USD + 2.600%),
11/20/2028 (a)	1,000,000	1,013,820

Carrington Mortgage Loan Trust
2006-NC3, 1.334% (1 Month LIBOR
USD + 0.100%), 08/25/2036 (a)	611,912	609,161

CSMC Trust
2006-CF1, 5.000%, 11/25/2035 (b)	2,565,000	2,432,913

Equity One Mortgage
Pass-Through Trust
2003-1, 4.860%, 08/25/2033 (c)	2,495,486	2,504,826
2003-3, 4.868%, 12/25/2033 (c)	1,312,633	1,266,461

Finn Square CLO Ltd.
2012-1A, 4.896% (3 Month LIBOR
USD + 3.600%), 12/24/2023 (a)	1,500,000	1,502,136

Freddie Mac Multifamily Structured
Pass Through Certificates
K062, 0.439%, 12/25/2026 (c)(d)	94,825,218	2,498,009

Galaxy XIX CLO Ltd.
2015-19A, 0.000% (3 Month LIBOR
USD + 1.700%), 07/24/2030 (a)	4,000,000	4,006,716

Home Equity Loan Trust
2007-FRE1, 1.364% (1 Month LIBOR
USD + 0.130%), 04/25/2037 (a)	211,463	211,834

MASTR Asset Securitization Trust
2002-NC1, 4.384% (1 Month LIBOR
USD + 3.150%), 10/25/2032 (a)	395,876	396,732

Octagon Investment
Partners 24 Ltd.
2015-1A, 3.266% (3 Month LIBOR
USD + 1.950%), 05/21/2027 (a)	960,000	960,482

Ownit Mortgage Loan Trust
2005-1, 2.329% (1 Month LIBOR
USD + 1.100%), 09/25/2035 (a)	4,761,892	4,622,284

Popular ABS Mortgage
Pass-Through Trust
2004-4, 4.495%, 09/25/2034 (b)	1,556,068	1,330,776

RAMP Trust
2003-RS4, 4.018%, 03/25/2033 (c)	106,745	107,196
2006-RS6, 1.414%
(1 Month LIBOR USD + 0.180%),
11/25/2036 (a)	1,696,932	1,573,905

Renaissance Home Equity
Loan Trust
2005-1, 5.016%, 05/25/2035 (b)	920,066	945,498

Specialty Underwriting &
Residential Finance Trust
2006-BC2, 4.009%, 02/25/2037 (b)	1,130,216	607,121

Structured Asset Investment
Loan Trust
2006-4, 1.364% (1 Month LIBOR
USD + 0.130%), 07/25/2036 (a)	2,259,280	1,842,374

Tryon Park CLO Ltd.
2013-1A, 3.904% (3 Month LIBOR
USD + 2.600%), 07/15/2025 (a)	1,800,000	1,816,389
2013-1A, 4.804% (3 Month LIBOR
USD + 3.500%), 07/15/2025 (a)	1,250,000	1,263,981

TOTAL ASSET BACKED
SECURITIES (Cost $38,154,625)		39,018,341

CORPORATE BONDS–2.34%

Astoria Financial Corp.
3.500%, 06/08/2020	2,250,000	2,281,581

AT&T, Inc.
3.900%, 08/14/2027	1,200,000	1,212,909
4.900%, 08/14/2037	1,200,000	1,216,076
5.150%, 02/14/2050	1,200,000	1,215,284

Baptist Health South Florida, Inc.
4.590%, 08/15/2021	645,000	699,800

Catholic Health Initiatives
2.950%, 11/01/2022	2,000,000	1,974,721

Customers Bancorp, Inc.
3.950%, 06/30/2022	2,000,000	2,022,500

Enterprise Financial Services Corp.
4.750% (3 Month LIBOR
USD + 3.390%), 11/01/2026 (a)	500,000	506,250

Flagstar Bancorp, Inc.
6.125%, 07/15/2021	2,000,000	2,143,665

Flushing Financial Corp.
5.250% (3 Month LIBOR
USD + 3.440%), 12/15/2026 (a)	2,000,000	2,067,500

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

Fulton Financial Corp.
3.600%, 03/16/2022	$1,000,000	$1,014,968

Hanmi Financial Corp.
5.450% (3 Month LIBOR
USD + 3.320%), 03/30/2027 (a)	3,000,000	3,096,861

Memorial Health Services
3.496%, 05/01/2022	575,000	595,012

NexBank Capital, Inc.
5.500% (3 Month LIBOR
USD + 4.360%), 03/16/2026 (a)	500,000	504,375

Preferred Bank
6.000% (3 Month LIBOR
USD + 4.670%), 06/15/2026 (a)	1,000,000	1,065,000

Towne Bank
4.500% (3 Month LIBOR
USD + 2.550%), 07/30/2027 (a)	3,000,000	3,086,250

TOTAL CORPORATE BONDS
(Cost $24,119,611)		24,702,752

MORTGAGE BACKED SECURITIES–51.41%

Adjustable Rate Mortgage Trust
2005-3, 3.497%, 07/25/2035 (c)	1,314,135	1,258,749

Alternative Loan Trust
2004-30CB, 5.500%, 03/25/2020	122,644	122,904
2005-11CB, 5.500%, 06/25/2035	1,030,684	1,013,530
2006-J3, 5.750%, 05/25/2026	912,511	812,090
2004-27CB, 6.000%, 12/25/2034	507,528	498,006
2004-29CB, 5.375%, 01/25/2035	110,096	110,445
2004-28CB, 6.000%, 01/25/2035	910,366	914,042
2005-6CB, 7.500%, 04/25/2035	399,569	434,707
2005-21CB, 5.250%, 06/25/2035	3,649,346	3,465,482
2005-11CB, 5.500%, 06/25/2035	1,028,014	1,010,904
2005-21CB, 6.000%, 06/25/2035	1,776,801	1,797,851
2005-43, 3.728%, 09/25/2035 (c)	737,758	699,103
2005-40CB, 5.500%, 10/25/2035	98,436	88,458
2005-63, 3.220%, 11/25/2035 (c)	2,201,050	1,997,071
2005-52CB, 5.500%, 11/25/2035	108,482	103,298
2005-52CB, 5.500%, 11/25/2035	238,394	227,001
2005-52CB, 5.500%, 11/25/2035	44,913	42,767
2005-54CB, 5.500%, 11/25/2035	1,393,911	1,246,665
2005-J13, 5.500%, 11/25/2035	218,091	200,539
2005-65CB, 0.000%, 12/25/2035 (e)	1,869,073	1,241,179
2005-64CB, 5.500%, 12/25/2035	93,575	92,268
2005-65CB, 5.500%, 01/25/2036	261,707	244,279
2005-73CB, 5.750%, 01/25/2036	532,516	447,415
2005-86CB, 5.500%, 02/25/2036	282,679	246,468
2005-86CB, 5.500%, 02/25/2036	1,880,574	1,717,930
2006-4CB, 1.934% (1 Month LIBOR
USD + 0.700%), 04/25/2036 (a)	656,005	426,214
2006-6CB, 5.500%, 05/25/2036	256,018	236,407
2006-12CB, 5.750% (1 Month LIBOR
USD + 5.750%), 05/25/2036 (a)	999,498	821,811
2006-16CB, 6.000%, 06/25/2036	283,780	240,474
2006-19CB, 1.634% (1 Month LIBOR
USD + 0.400%), 08/25/2036 (a)	1,428,379	1,047,272
2006-24CB, 5.750%, 06/25/2036	502,994	422,966
2006-19CB, 6.000%, 08/25/2036	286,223	252,267
2006-19CB, 6.000% (1 Month LIBOR
USD + 1.000%), 08/25/2036 (a)	2,147,146	1,892,424
2006-31CB, 6.000%, 11/25/2036	48,405	39,439
2006-32CB, 5.500%, 11/25/2036	319,489	278,841
2006-32CB, 6.000%, 11/25/2036	1,608,395	1,468,582
2006-41CB, 6.000%, 01/25/2037	1,028,807	883,958
2006-43CB, 6.000%, 02/25/2037	346,426	305,296
2007-4CB, 5.750%, 04/25/2037	3,261,322	3,069,208
2007-8CB, 6.000%, 05/25/2037	592,944	523,471
2008-2R, 6.000%, 08/25/2037 (c)	10,943,049	9,034,567

American Home Mortgage
Investment Trust
2006-2, 6.250%, 06/25/2036 (b)	2,984,641	1,348,432

Banc of America Alternative
Loan Trust
2006-3, 6.000%, 04/25/2036	632,693	638,589
2005-2, 5.500%, 03/25/2035	944,058	937,782
2005-5, 5.500%, 06/25/2035	351,889	332,824
2005-5, 6.000%, 06/25/2035	1,719,286	1,694,238
2005-11, 5.750%, 12/25/2035	210,156	191,406
2005-12, 5.750%, 01/25/2036	803,255	749,087
2006-1, 6.500%, 02/25/2036	2,896,806	2,828,121
2006-3, 6.000%, 04/25/2036	7,413,635	7,347,151
2006-9, 1.634% (1 Month LIBOR
USD + 0.400%), 01/25/2037 (a)	2,269,416	1,810,282
2006-9, 6.000%, 01/25/2037	502,255	449,682
2007-1, 6.156%, 04/25/2037 (c)	703,493	626,163
2006-4, 6.500%, 05/25/2046	2,705,934	2,683,656
2006-5, 6.000%, 06/25/2046	575,830	526,317

Banc of America Funding Trust
2003-3, 5.500%, 10/25/2033	535,155	551,851
2004-1, 6.000%, 02/25/2034	1,910,777	2,094,082
2004-1, 6.000%, 03/25/2034	10,069,288	11,207,611
2007-4, 5.500%, 11/25/2034	1,403,614	1,438,996
2005-3, 5.500%, 06/25/2035	161,857	170,573
2005-4, 5.500%, 08/25/2035	117,377	122,172
2005-5, 5.500%, 09/25/2035	638,310	658,963
2005-5, 5.500%, 09/25/2035	1,407,686	1,490,663
2005-7, 5.750%, 11/25/2035	77,236	79,040
2005-7, 6.000%, 11/25/2035	420,320	428,040
2006-B, 3.456%, 03/20/2036 (c)	1,649,271	1,485,216
2006-5, 5.750%, 09/25/2036	1,144,687	1,107,563
2006-7, 6.000%, 09/25/2036	1,979,174	1,846,046
2007-1, 6.189%, 01/25/2037 (b)	1,737,348	1,614,362
2007-2, 1.294% (1 Month LIBOR
USD + 0.060%), 03/25/2037 (a)	1,217,739	965,006

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

Banc of America Funding Trust (Cont.)
2007-3, 1.664% (1 Month LIBOR
USD + 0.430%), 04/25/2037 (a)	$2,335,289	$1,801,781
2007-5, 5.500%, 07/25/2037	2,152,804	1,797,497
2006-J, 3.578%, 01/20/2047 (c)	402,341	383,047

Banc of America Mortgage Trust
2005-A, 3.475%, 02/25/2035 (c)	1,815,505	1,813,540

BANK
2017-BNK4, 0.979%,
05/15/2050 (c)(d)	27,685,110	1,953,118
2017-BNK5, 1.248%,
06/15/2060 (c)(d)	38,576,220	2,943,971

BCAP LLC Trust
2007-AA2, 7.500%, 04/25/2037 (c)	532,498	515,257

Bear Stearns ALT-A Trust
2006-6, 3.459%, 11/25/2036 (c)	876,744	804,392

Bear Stearns ARM Trust
2004-12, 3.616%, 02/25/2035 (c)	605,512	587,551

Bear Stearns Asset Backed
Securities I Trust
2004-AC5, 5.250%, 10/25/2034 (b)	439,101	439,536
2006-AC4, 1.484% (1 Month LIBOR
USD + 0.250%), 07/25/2036 (a)	8,581,913	7,385,428
2006-AC4, 28.234% (1 Month LIBOR
USD + 33.580%), 07/25/2036 (a)	1,980,678	3,459,993
2007-AC2, 6.000%, 03/25/2037 (b)	762,847	649,644

CD Mortgage Trust
2016-CD1, 1.574%,
08/10/2049 (c)(d)	10,271,671	990,802
2017-CD3, 0.731%,
02/10/2050 (c)(d)	61,857,000	3,116,863
2017-CD5, 0.215%,
08/15/2050 (c)(d)	71,700,000	913,673
2017-CD5, 1.060%,
08/15/2050 (c)(d)	29,952,000	2,005,272

CFCRE Commercial
Mortgage Trust
2017-C8, 1.845%,
06/15/2050 (c)(d)	16,978,726	1,955,756

CGMS Commercial
Mortgage Trust
2017-B1, 0.355%,
08/15/2050 (c)(d)	38,016,000	744,399
2017-B1, 1.002%,
08/15/2050 (c)(d)	31,363,000	1,999,993

Chase Mortgage Finance Trust
2005-A1, 3.238%, 12/25/2035 (c)	2,520,125	2,477,865
2006-S4, 6.000%, 12/25/2036	1,098,065	951,721
2006-S4, 6.000%, 12/25/2036	1,383,472	1,199,091
2007-S3, 6.000%, 05/25/2037	2,658,981	2,271,359

Chaseflex Trust
2005-1, 5.500%, 02/25/2035	967,470	921,999

CHL Mortgage
Pass-Through Trust
2005-20, 5.250%, 12/25/2027	61,437	59,316
2003-37, 3.560%, 09/25/2033 (c)	1,895,208	1,903,310
2003-44, 5.000%, 10/25/2033	824,000	842,258
2004-4, 5.500%, 05/25/2034	773,043	777,275
2004-J9, 5.500%, 01/25/2035	1,009,178	1,021,771
2004-HYB5, 3.541%, 04/20/2035 (c)	1,469,435	1,383,921
2005-HYB2, 3.459%, 05/20/2035 (c)	3,092,096	3,113,921
2005-J3, 5.500%, 09/25/2035	320,633	313,162
2005-27, 5.500%, 12/25/2035	47,703	42,504
2005-30, 5.500%, 01/25/2036	86,727	84,629
2005-HY10, 3.178%, 02/20/2036 (c)	219,877	192,566
2005-HY10, 3.582%, 02/20/2036 (c)	771,647	731,488
2006-J1, 6.000%, 02/25/2036	48,053	38,504
2006-6, 6.000%, 04/25/2036	1,323,980	1,179,514
2006-J4, 6.250%, 09/25/2036	31,715	27,728
2006-16, 6.500%, 11/25/2036	1,153,187	979,324
2006-18, 6.000%, 12/25/2036	272,071	254,533
2006-21, 6.000%, 02/25/2037	1,467,926	1,336,332
2007-5, 5.750%, 05/25/2037	1,340,385	1,219,322
2007-5, 5.750%, 05/25/2037	1,377,948	1,253,492
2007-J2, 6.000%, 07/25/2037	334,913	272,772
2007-HY6, 3.383%, 11/25/2037 (c)	995,477	878,242
2007-HY5, 3.718%, 09/25/2047 (c)	578,117	564,102

Citicorp Mortgage
Securities Trust
2006-3, 5.500%, 06/25/2021	162,898	157,947
2007-4, 5.500%, 05/25/2022	257,817	260,924
2006-1, 6.000%, 02/25/2036	324,000	326,501
2006-3, 5.750%, 06/25/2036	574,106	568,987
2006-3, 6.250%, 06/25/2036	1,917,374	1,946,689
2007-3, 5.500%, 04/25/2037	344,254	343,642

Citigroup Commercial
Mortgage Trust
2013-GC11, 4.602%,
04/10/2046 (c)	4,710,000	4,465,401
2016-C2, 1.941%,
08/10/2049 (c)(d)	14,736,624	1,804,190
2016-C3, 1.351%,
11/15/2049 (c)(d)	30,103,077	2,279,766
2016-P6, 0.978%,
12/10/2049 (c)(d)	35,332,703	1,750,198
2017-P7, 0.687%,
04/14/2050 (c)(d)	45,124,000	2,270,013
2017-P7, 1.294%,
04/14/2050 (c)(d)	23,332,482	1,953,314

Citigroup Mortgage Loan Trust
2005-12, 2.032% (1 Month LIBOR
USD + 0.800%), 08/25/2035 (a)	948,789	865,059
2005-WF1, 5.030%, 03/25/2036 (b)	621,084	460,956
2006-AR7, 3.544%, 11/25/2036 (c)	4,577,127	4,303,557
2007-6, 2.995%, 10/25/2046 (c)	835,690	758,316

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

Citigroup Mortgage
Loan Trust (Cont.)
2004-2, 9.250%, 08/25/2033	$150,604	$165,403
2005-WF1, 5.330%, 11/25/2034 (b)	2,742,380	2,763,083
2005-1, 3.112%, 04/25/2035 (c)	1,326,176	1,301,353
2005-2, 3.238%, 05/25/2035 (c)	1,393,383	1,409,162
2005-7, 3.286%, 09/25/2035 (c)	1,673,324	1,543,785

CitiMortgage Alternative
Loan Trust
2006-A1, 5.250%, 03/25/2021	43,340	43,707
2007-A4, 5.500%, 04/25/2022	61,844	62,470
2006-A2, 1.834% (1 Month LIBOR
USD + 0.600%), 05/25/2036 (a)	1,125,072	909,334
2006-A3, 1.834% (1 Month LIBOR
USD + 0.600%), 07/25/2036 (a)	372,624	300,201
2007-A1, 6.000%, 01/25/2037	1,309,960	1,238,220

COMM Mortgage Trust
2014-CR18, 4.456%, 07/17/2047 (c)	4,024,000	4,302,660
2014-CR20, 0.176%,
11/10/2047 (c)(d)	135,999,000	1,180,349
2014-CR21, 0.125%,
12/10/2047 (c)(d)	83,516,000	461,392
2013-CR11, 1.303%,
08/10/2050 (c)(d)	24,341,479	1,181,672

Credit Suisse First Boston
Mortgage Securities Corp.
2004-7, 5.250%, 10/25/2019	17,517	17,735
2004-8, 5.500%, 12/25/2034	1,236,243	1,168,001
2005-3, 5.500%, 07/25/2035	840,015	843,289
2005-10, 5.500%, 11/25/2035	3,554,989	3,494,550
2005-10, 5.750%, 11/25/2035	100,114	88,137
2005-10, 6.000%, 11/25/2035	396,335	249,239
2005-8, 7.000%, 09/25/2035	1,928,290	1,537,691

Credit Suisse Mortgage
Capital Mortgage Backed Trust
2006-2, 6.000%, 03/25/2036	2,464,789	1,866,030

CSAIL Commercial Mortgage Trust
2015-C3, 1.009%,
08/15/2048 (c)(d)	68,515,605	3,118,378
2015-C1, 4.044%, 04/15/2050 (c)	2,130,000	2,212,751
2017-C8, 0.465%,
06/15/2050 (c)(d)	74,773,000	2,445,384

CSMC
2007-4R, 1.200%, 10/26/2036 (c)	401,665	347,991

CSMC Mortgage-Backed Trust
2007-5, 5.000%, 10/25/2024	68,599	68,636
2007-5, 6.000%, 10/25/2024	1,392,664	1,408,760
2006-1, 5.500%, 02/25/2036	398,062	383,251
2006-1, 5.500%, 02/25/2036	110,685	109,017
2011-13R, 3.388%, 02/27/2036 (c)	5,482,827	4,320,597
2006-2, 5.750%, 03/25/2036	1,489,946	1,406,539
2006-4, 6.000%, 05/25/2036	519,463	452,303
2006-4, 6.000% (1 Month LIBOR
USD + 1.000%), 05/25/2036 (a)	594,909	517,994
2006-4, 7.000%, 05/25/2036	710,395	402,972
2006-7, 6.000%, 08/25/2036	1,148,476	1,120,717
2007-2, 5.750%, 03/25/2037	274,634	244,066
2007-3, 5.500%, 04/25/2037	1,506,488	1,490,097
2007-3, 5.500%, 04/25/2037	1,015,045	1,004,001

DBJPM Mortgage Trust
2017-C6, 0.395%,
06/10/2050 (c)(d)	97,787,000	2,563,887
2017-C6, 1.186%,
06/10/2050 (c)(d)	36,150,278	2,698,214

Deutsche Alt-A Securities
Mortgage Loan Trust
2005-3, 1.734% (1 Month LIBOR
USD + 0.500%), 05/25/2035 (a)	2,935,084	2,543,612
2005-6, 5.500%, 12/25/2035	2,941,459	2,704,847

Deutsche Alt-B Securities
Mortgage Loan Trust
2006-AB4, 1.334% (1 Month LIBOR
USD + 0.100%), 10/25/2036 (a)	1,183,400	908,209

First Horizon Alternative Mortgage
Securities Trust
2005-FA10, 5.250%, 12/25/2020	114,258	111,299
2005-FA11, 5.250%, 02/25/2021	159,546	160,738
2006-FA6, 5.750%, 11/25/2021	47,290	46,225
2004-AA6, 3.031%, 01/25/2035 (c)	704,335	695,353
2006-FA1, 5.750%, 04/25/2036	3,316,163	2,809,508
2006-FA1, 6.000%, 04/25/2036	890,206	768,644
2006-FA2, 6.000%, 05/25/2036	3,277,944	2,671,225
2006-FA5, 6.250%, 08/25/2036	4,852,030	3,943,396
2006-FA6, 6.250%, 11/25/2036	1,148,379	944,378
2007-FA4, 6.250%, 08/25/2037 (c)	757,029	607,198

First Horizon Mortgage
Pass-Through Trust
2006-2, 6.000%, 08/25/2036	1,881,212	1,712,584

Freddie Mac Multifamily Structured
Pass Through Certificates
K723, 1.079%, 08/25/2023 (c)(d)	55,056,725	2,605,477
K725, 0.845%, 01/25/2024 (c)(d)	23,828,152	955,063
K726, 1.018%, 07/25/2049 (c)(d)	27,914,664	1,358,769
K058, 1.058%, 08/25/2026 (c)(d)	14,561,125	1,009,791
K059, 0.437%, 09/25/2026 (c)(d)	29,154,665	723,085
K061, 0.170%, 11/25/2026 (c)(d)	72,512,000	558,814
K061, 0.305%, 11/25/2026 (c)(d)	112,059,878	1,792,207
K062, 0.299%, 12/25/2026 (c)(d)	79,423,000	1,385,201
K063, 0.426%, 01/25/2027 (c)(d)	70,498,364	1,731,228
K064, 0.745%, 03/25/2027 (c)(d)	32,971,602	1,642,210
K065, 0.688%, 05/25/2027 (c)(d)	34,315,800	1,678,259
K066, 0.891%, 06/25/2027 (c)(d)	32,200,000	2,006,485

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

GMACM Mortgage Loan Trust
2004-J2, 5.500%, 06/25/2034	$91,988	$91,358

GS Mortgage Securities Trust
2013-GC14, 4.922%,
08/10/2046 (c)	2,500,000	2,402,857

GSAA Home Equity Trust
2005-12, 5.069%, 09/25/2035 (c)	48,685	42,102
2006-6, 6.121%, 03/25/2036 (b)	91,179	50,589
2006-15, 6.192%, 09/25/2036 (b)	2,502,506	1,349,986
2006-18, 5.682%, 11/25/2036 (b)	2,383,304	1,209,770
2007-7, 1.414% (1 Month LIBOR
USD + 0.180%), 07/25/2037 (a)	4,074,946	3,909,668

GSAA Trust
2005-1, 5.760%, 11/25/2034 (b)	2,000,000	2,031,634

GSR Mortgage Loan Trust
2005-4F, 6.500%, 04/25/2020	162,100	168,065
2004-15F, 6.000%, 12/25/2034	4,171,699	4,473,073
2005-1F, 6.000%, 01/25/2035	41,164	41,650
2005-AR4, 3.541%, 07/25/2035 (c)	1,066,178	994,027
2005-6F, 5.250%, 07/25/2035	231,504	241,595
2005-7F, 6.000%, 09/25/2035	74,938	80,144
2005-AR5, 3.598%, 10/25/2035 (c)	1,087,825	1,083,557
2005-AR7, 3.222%, 11/25/2035 (c)	690,317	681,708
2005-9F, 6.000%, 01/25/2036	936,574	830,069
2006-2F, 5.750%, 02/25/2036	1,234,633	1,194,729

HarborView Mortgage Loan Trust
2006-6, 3.635%, 08/19/2036 (c)	1,403,032	1,289,201

Homebanc Mortgage Trust
2006-1, 3.138%, 04/25/2037 (a)	896,545	841,632

Impac CMB Trust
2005-5, 1.734% (1 Month LIBOR
USD + 0.500%), 08/25/2035 (a)	1,439,099	1,344,141

Impac Secured Assets
CMN Owner Trust
2004-2, 4.662%, 08/25/2034 (b)	1,155,560	1,164,266

IndyMac IMSC Mortgage Loan Trust
2007-AR1, 3.391%, 06/25/2037 (c)	777,598	692,546

IndyMac INDA Mortgage Loan Trust
2007-AR1, 3.568%, 03/25/2037 (c)	760,941	743,841

IndyMac INDX Mortgage Loan Trust
2005-AR3, 3.456%, 04/25/2035 (c)	2,097,400	1,957,268
2005-AR23, 3.195%, 11/25/2035 (c)	2,353,266	2,068,982
2005-AR35, 3.221%, 02/25/2036 (c)	1,984,510	1,712,461
2006-AR3, 3.285%, 03/25/2036 (c)	957,276	895,383
2006-AR25, 3.311%, 09/25/2036 (c)	3,630,857	3,404,136
2006-AR25, 3.586%, 09/25/2036 (c)	3,832,365	3,349,896

JP Morgan Alternative Loan Trust
2005-S1, 5.500%, 12/25/2035	205,718	204,068
2005-S1, 5.500%, 12/25/2035	154,872	153,630
2006-S2, 6.050%, 05/25/2036 (b)	19,465	18,863
2006-A5, 3.005%, 10/25/2036 (c)	3,835,845	3,768,634
2008-R4, 6.000%, 12/27/2036	4,156,391	3,434,213

JP Morgan Chase Commercial
Mortgage Securities Trust
2007-CB20, 0.041%,
02/12/2051 (c)(d)	33,430,419	334

JP Morgan Mortgage Trust
2004-A6, 3.202%, 12/25/2034 (c)	463,572	443,110
2005-S3, 5.750%, 01/25/2036	86,360	75,823

JP Morgan Resecuritization Trust
2009-7, 5.390%, 07/27/2037 (c)	1,003,844	1,030,855

JPMBB Commercial Mortgage
Securities Trust
2013-C12, 4.222%, 07/15/2045 (c)	3,000,000	2,785,133

JPMCC Commercial Mortgage
Securities Trust
2017-JP5, 1.273%,
03/15/2050 (c)(d)	19,823,248	1,447,589
2017-JP6, 0.780%,
07/15/2050 (c)(d)	68,830,000	3,965,000

LCCM
2017-LC26, 1.700%,
07/12/2050 (c)(d)	36,950,785	3,925,090

Lehman Mortgage Trust
2005-2, 5.500%, 12/25/2035	2,976,418	2,709,886
2005-2, 5.750%, 12/25/2035	1,240,535	1,142,171
2005-3, 1.734% (1 Month LIBOR
USD + 0.500%), 01/25/2036 (a)	1,730,375	1,276,400
2005-3, 3.516% (1 Month LIBOR
USD + 4.750%), 01/25/2036 (a)(d)	1,730,375	258,978
2005-3, 5.500%, 01/25/2036	435,070	374,641
2006-1, 5.500%, 02/25/2036	765,180	703,665
2006-2, 5.843%, 04/25/2036 (c)	75,645	69,095
2007-4, 5.750%, 05/25/2037	3,977,711	3,295,447
2007-4, 5.750%, 05/25/2037	1,820,463	1,508,214
2007-5, 6.000%, 06/25/2037	3,674,102	2,538,204
2007-6, 5.390%, 07/25/2037 (c)	170,804	132,125

Lehman XS Trust
2005-6, 5.420%, 11/25/2035 (b)	3,171,668	3,180,525

MASTR Adjustable Rate
Mortgages Trust
2004-4, 2.992%, 05/25/2034 (c)	157,186	149,638
2005-1, 3.342%, 02/25/2035 (c)	213,642	212,707

MASTR Alternative Loan Trust
2003-5, 5.904%, 08/25/2033 (c)	1,680,394	1,602,339
2003-7, 6.250%, 11/25/2033	727,256	750,765
2004-6, 5.500%, 07/25/2034	776,269	799,166
2004-6, 6.000%, 07/25/2034	499,886	517,663
2004-11, 6.500%, 10/25/2034	1,831,136	1,993,311
2006-3, 6.500%, 07/25/2036	1,520,341	1,062,077

MASTR Asset Securitization Trust
2006-1, 1.684% (1 Month LIBOR
USD + 0.450%), 05/25/2036 (a)	1,156,189	673,112

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

Merrill Lynch Mortgage
Investors Trust
2005-A5, 3.119%, 06/25/2035 (c)	$1,327,405	$1,305,355

Morgan Stanley Bank of America
Merrill Lynch Trust
2013-C12, 1.051%,
10/15/2046 (c)(d)	33,355,952	985,455
2016-C31, 0.793%,
11/15/2049 (c)(d)	42,199,000	2,227,457
2016-C31, 1.464%,
11/15/2049 (c)(d)	21,212,500	2,099,834

Morgan Stanley Capital I Trust
2016-BNK2, 0.681%,
11/15/2049 (c)(d)	42,650,000	1,904,387
2017-H1, 1.622%,
06/15/2050 (c)(d)	14,733,387	1,468,553

Morgan Stanley Mortgage
Loan Trust
2005-7, 5.500%, 11/25/2035	535,876	529,476
2006-2, 6.500%, 02/25/2036	220,236	183,567
2006-11, 6.000%, 08/25/2036	3,186,016	2,933,198
2006-11, 6.000%, 08/25/2036	2,103,079	1,737,813
2007-8XS, 6.000%, 04/25/2037 (c)	1,887,322	1,192,532
2007-3XS, 5.763%, 01/25/2047 (b)	8,987,716	4,740,059

MortgageIT Trust
2005-5, 1.544% (1 Month LIBOR
USD + 0.310%), 12/25/2035 (a)	1,066,415	1,023,600

Nomura Asset Acceptance Corp.
Alternative Loan Trust
2005-WF1, 5.159%, 03/25/2035 (b)	687,731	711,069
2007-1, 5.669%, 03/25/2047 (b)	1,825,880	1,614,445
2007-1, 5.995%, 03/25/2047 (b)	1,341,023	1,185,411

Opteum Mortgage Acceptance
Corp. Asset Backed Pass-
Through Certificates
2005-5, 5.850%, 12/25/2035 (c)	1,041,713	1,062,830

Ownit Mortgage Loan Trust
2006-2, 5.633%, 01/25/2037 (b)	1,310,576	1,312,582

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	7,921	7,945

RALI Trust
2003-QS18, 5.000%, 09/25/2018	29,575	29,726
2005-QS3, 5.000%, 03/25/2020	489,739	490,554
2007-QS4, 5.500%, 04/25/2022	14,446	14,611
2004-QS7, 0.000%, 05/25/2034 (e)	1,491,958	1,297,843
2004-QA4, 4.149%, 09/25/2034 (c)	346,681	315,989
2005-QS2, 5.500%, 02/25/2035	1,702,547	1,688,760
2005-QS16, 5.500%, 11/25/2035	165,492	152,053
2006-QA1, 5.053%, 01/25/2036 (c)	1,294,284	1,178,720
2006-QS1, 5.750%, 01/25/2036	520,798	495,380
2006-QS6, 6.000%, 06/25/2036	1,036,022	977,382
2006-QS9, 1.934% (1 Month LIBOR
USD + 0.700%), 07/25/2036 (a)	3,624,771	2,584,153
2006-QS13, 6.000%, 09/25/2036	5,660,274	5,063,492
2006-QS17, 1.584% (1 Month LIBOR
USD + 0.350%), 12/25/2036 (a)	2,346,574	1,702,007
2006-QS17, 6.000%, 12/25/2036	930,761	815,876
2007-QS1, 1.784% (1 Month LIBOR
USD + 0.550%), 01/25/2037 (a)	2,379,432	1,830,978
2007-QS1, 5.750%, 01/25/2037	335,788	311,260
2007-QS1, 6.000%, 01/25/2037	2,933,229	2,753,459
2007-QS6, 6.000%, 04/25/2037	6,658,469	6,254,990
2007-QS9, 6.500%, 07/25/2037	7,212,306	6,568,782
2007-QS10, 6.500%, 09/25/2037	703,461	627,646

RBSSP Resecuritization Trust
2009-7, 6.000%, 03/26/2036	9,473,880	8,069,096

Resecuritization
Pass-Through Trust
2005-8R, 6.000%, 10/25/2034	5,953,629	6,009,363

Residential Asset
Securitization Trust
2004-R2, 5.500%, 08/25/2034	3,870,251	3,942,616
2005-A5, 5.500%, 05/25/2035	2,010,825	1,912,643
2005-A8, 5.375%, 07/25/2035	1,756,763	1,556,657
2005-A11, 5.500%, 10/25/2035	254,372	237,092
2005-A11, 6.000%, 10/25/2035	561,316	456,882
2006-A10, 1.884% (1 Month LIBOR
USD + 0.650%), 09/25/2036 (a)	14,594,915	6,556,052
2006-A10, 4.616% (1 Month LIBOR
USD + 5.850%), 09/25/2036 (a)(d)	14,594,915	4,019,879
2006-A15, 1.834% (1 Month LIBOR
USD + 0.600%), 01/25/2037 (a)	22,607,227	10,809,300
2006-A15, 4.416% (1 Month LIBOR
USD + 5.650%), 01/25/2037 (a)(d)	22,607,227	5,725,615

RFMSI Trust
2006-S10, 5.500%, 10/25/2021	70,349	70,158
2005-SA4, 3.823%, 09/25/2035 (c)	3,757,778	3,719,729
2005-S8, 5.500%, 11/25/2035	6,212,036	6,093,739
2006-S5, 6.000%, 06/25/2036	197,438	196,256
2006-S5, 6.000%, 06/25/2036	840,720	835,689
2006-S6, 6.000%, 07/25/2036	1,742,499	1,705,275
2006-S6, 6.000%, 07/25/2036	165,469	161,934

SG Commercial Mortgage
Securities Trust
2016-C5, 1.074%,
10/10/2048 (c)(d)	17,959,500	1,281,676

STARM Mortgage Loan Trust
2007-S1, 3.651%, 01/25/2037 (c)	1,394,793	1,330,136

Structured Adjustable Rate
Mortgage Loan Trust
2005-21, 3.245%, 11/25/2035 (c)	1,148,595	1,072,415
2005-21, 3.520%, 11/25/2035 (c)	4,652,489	3,874,426

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

Structured Adjustable Rate
Mortgage Loan Trust (Cont.)
2006-1, 3.331%, 02/25/2036 (c)	$941,464	$843,337
2006-1, 3.392%, 02/25/2036 (c)	2,118,343	2,049,295
2006-4, 3.515%, 05/25/2036 (c)	1,425,483	1,239,760
2006-12, 3.478%, 01/25/2037 (c)	1,383,391	1,185,556
2007-9, 2.955% (6 Month LIBOR
USD + 1.500%), 10/25/2037 (c)	1,841,012	1,587,606

Structured Asset Securities Corp.
Mortgage Pass-Through Certificates
2004-18H, 4.750%, 10/25/2034	987,524	1,016,060

Structured Asset Securities
Corp. Trust
2005-17, 5.500%, 10/25/2035	690,888	711,730

Suntrust Alternative Loan Trust
2005-1F, 6.000%, 12/25/2035	6,534,222	6,457,320

TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036	279,019	241,763

Thornburg Mortgage
Securities Trust
2004-1, 2.544%, 03/25/2044 (c)	423,640	409,089

UBS Commercial Mortgage Trust
2012-C1, 5.730%, 05/10/2045 (c)	2,000,000	2,043,437
2017-C1, 1.060%,
06/15/2050 (c)(d)	13,000,000	1,021,271
2017-C1, 1.778%,
06/15/2050 (c)(d)	8,786,470	1,028,519
2017-C3, 0.487%,
08/15/2050 (c)(d)	67,762,500	2,585,194
2017-C3, 1.291%,
08/15/2050 (c)(d)	25,000,000	2,015,270
2017-C2, 1.310%,
08/15/2050 (c)(d)	31,077,000	2,642,754

UBS-Barclays Commercial
Mortgage Trust
2012-C2, 1.537%,
05/10/2063 (c)(d)	27,052,743	1,409,935

WaMu Mortgage Pass-Through
Certificates
2004-S2, 6.000%, 06/25/2034	162,829	172,073
2007-HY7, 3.333%, 07/25/2037 (c)	670,517	572,882

Washington Mutual Mortgage
Pass-Through Certificates
2005-6, 6.500%, 08/25/2035	744,280	699,840
2005-9, 5.500%, 11/25/2035	1,014,038	942,134
2007-HY2, 3.260%, 04/25/2037 (c)	2,460,859	1,910,308

Wells Fargo Alternative Loan
2007-PA1, 6.000%, 03/25/2037	2,148,664	1,965,607

Wells Fargo Commercial
Mortgage Trust
2016-LC24, 1.161%,
10/15/2049 (c)(d)	11,717,835	921,856
2017-RB1, 0.877%,
03/15/2050 (c)(d)	38,474,561	2,455,585
2017-C39, 1.294%,
09/15/2050 (c)(d)	23,260,953	2,001,714

Wells Fargo Mortgage
Backed Securities Trust
2005-AR5, 3.281%, 04/25/2035 (c)	1,285,515	1,291,214
2005-AR4, 3.329%, 04/25/2035 (c)	952,918	961,120
2005-7, 5.250%, 09/25/2035	668,000	671,269
2005-9, 5.250%, 10/25/2035	337,641	339,586
2005-9, 5.500%, 10/25/2035	1,535,198	1,568,104
2005-12, 5.500%, 11/25/2035	1,280,916	1,314,394
2006-4, 1.934% (1 Month LIBOR
USD + 0.700%), 04/25/2036 (a)	591,316	582,714
2006-4, 5.750%, 04/25/2036	642,824	638,636
2006-11, 6.000%, 09/25/2036	719,586	692,331
2006-AR18, 3.092%, 11/25/2036 (c)	401,145	393,024
2007-10, 6.000%, 07/25/2037	1,097,899	1,092,793
2007-12, 5.500%, 09/25/2037	1,076,922	1,079,882
2007-13, 6.000%, 09/25/2037	933,585	942,619

WFRBS Commercial Mortgage Trust
2012-C8, 5.056%, 08/15/2045 (c)	2,500,000	2,458,390
2012-C9, 4.957%, 11/15/2045 (c)	3,936,000	3,856,600

TOTAL MORTGAGE BACKED
SECURITIES (Cost $538,982,661)		543,557,312

MUNICIPAL BONDS–37.91%

Alaska–0.13%

Borough of North Slope, AK
5.426%, 06/30/2023	1,235,000	1,393,290

Arizona–0.28%

City of Phoenix Civic
Improvement Corp.
5.500%, 07/01/2034	665,000	859,679
5.500%, 07/01/2033	910,000	1,172,135
5.500%, 07/01/2031	730,000	930,421
		2,962,235
California–5.51%

Baldwin Park/Monrovia School
Facilities Grant Financing Authority
7.000%, 06/01/2027	1,950,000	2,338,635

Bay Area Toll Authority
5.000%, 04/01/2028	3,465,000	4,412,955

Citrus Community College District
0.000%, 06/01/2033	1,000,000	594,700

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

California (Cont.)

City of Industry, CA
4.000%, 01/01/2028	$2,860,000	$2,987,728

City of Los Angeles
Department of Airports
5.000%, 05/15/2033	1,500,000	1,766,895

City of Los Angeles, CA
2.840%, 09/01/2024	4,195,000	4,321,270
3.000%, 09/01/2026	4,320,000	4,416,206

City of Los Angeles, CA
Wastewater System Revenue
2.857%, 06/01/2024	2,750,000	2,845,452

City of Oakland, CA
3.000%, 01/15/2027	3,100,000	3,151,491

City of Santa Maria, CA Water &
Wastewater Revenue
0.000%, 08/01/2022	650,000	582,576

City of South Lake Tahoe, CA
4.000%, 06/01/2027	1,600,000	1,653,408

City of Union City, CA
0.000%, 07/01/2025	2,105,000	1,558,374

Clovis Unified School District
0.000%, 08/01/2028	1,500,000	1,114,890
0.000%, 08/01/2027	1,125,000	867,679

Contra Costa County
Redevelopment Agency
Successor Agency
2.500%, 08/01/2023	550,000	551,446
2.750%, 08/01/2024	600,000	605,550

County of Sonoma, CA
6.000%, 12/01/2029	1,495,000	1,781,621

M-S-R Energy Authority
7.000%, 11/01/2034	3,500,000	5,109,825

Oakland Alameda County
Coliseum Authority
3.643%, 02/01/2025	3,000,000	3,136,590

Palmdale Elementary
School District
0.000%, 08/01/2029	540,000	361,503

Poway Unified School District
0.000%, 08/01/2034	5,360,000	3,001,546

State of California
5.250%, 08/01/2032	1,775,000	2,296,246

University of California
3.063%, 07/01/2025	8,000,000	8,257,120

Yosemite Community
College District
0.000%, 08/01/2034	1,000,000	564,660
		58,278,366

Colorado–0.23%

Board of Governors of Colorado
State University System
5.000%, 03/01/2029	1,105,000	1,376,830

Colorado Educational & Cultural
Facilities Authority
3.285%, 03/01/2028	1,000,000	1,024,920
		2,401,750

Connecticut–0.43%

State of Connecticut Special
Tax Revenue
5.000%, 09/01/2036	4,000,000	4,598,840

District of Columbia–1.01%

Metropolitan Washington Airports
Authority Dulles Toll Road Revenue
8.000%, 10/01/2047	7,000,000	10,712,800

Florida–0.97%

City of Gainesville, FL
0.000%, 10/01/2028	1,300,000	840,333
0.000%, 10/01/2027	4,610,000	3,125,119

County of Miami-Dade, FL
0.000%, 10/01/2034	755,000	932,350

Greater Orlando
Aviation Authority
5.000%, 10/01/2042	1,750,000	2,027,357
5.000%, 10/01/2035	2,000,000	2,343,200

Seminole County Industrial
Development Authority
0.000%, 12/28/2021	580,000	629,741
0.000%, 12/28/2021	325,000	347,246
		10,245,346
Hawaii–0.40%

City & County of Honolulu, HI
5.000%, 10/01/2030	1,995,000	2,545,540

State of Hawaii Airports
System Revenue
3.025%, 07/01/2025	400,000	406,484
3.125%, 07/01/2026	645,000	658,203
3.225%, 07/01/2027	600,000	614,616
		4,224,843
Illinois–2.97%

Boone Mchenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2022	660,000	592,535

Chicago Board of Education
0.000%, 12/01/2022	1,640,000	1,476,951

Chicago O’Hare
International Airport
5.000%, 01/01/2037	1,000,000	1,141,420

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

Illinois (Cont.)

City of Chicago, IL
Waterworks Revenue
5.750%, 11/01/2030	$2,155,000	$2,660,175

DeKalb Kane & LaSalle Counties
Etc. Community College District
No. 523 Kishwaukee
0.000%, 02/01/2025	275,000	201,836
0.000%, 02/01/2023	850,000	710,175

Illinois Finance Authority
5.000%, 07/01/2035	2,750,000	3,242,360
5.000%, 08/15/2035	1,485,000	1,741,430

Kendall & Kane Counties
Community Unit School
District No. 115
0.000%, 01/01/2022	2,340,000	2,182,471

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2033	5,000,000	2,660,400

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	2,500,000	2,844,400

Regional Transportation Authority
6.000%, 07/01/2033	5,000,000	6,576,400

South Suburban College
Community School District No. 510
0.000%, 12/01/2022	1,000,000	875,300

Southwestern Illinois
Development Authority
7.030%, 04/15/2032	675,000	745,477

State of Illinois
5.750%, 01/01/2037	3,000,000	3,470,190

Will County Elementary School
District No. 122
5.250%, 10/01/2023	310,000	328,575
		31,450,095

Indiana–2.06%

Indiana Finance Authority
5.000%, 10/01/2041	4,290,000	4,919,086

Indiana Municipal Power Agency
5.000%, 01/01/2039	2,535,000	2,933,730
5.000%, 01/01/2036	6,340,000	7,385,403
5.000%, 01/01/2042	4,185,000	4,804,757

Northern Indiana Commuter
Transportation District
5.000%, 07/01/2035	1,570,000	1,799,879
		21,842,855
Kentucky–0.99%

County of Warren, KY
3.921%, 12/01/2031	750,000	763,755
4.397%, 12/01/2038	1,500,000	1,570,845

Kentucky State Property &
Building Commission
5.000%, 02/01/2032	1,150,000	1,316,923

Louisville Regional
Airport Authority
3.483%, 07/01/2023	1,000,000	1,048,370
3.683%, 07/01/2024	5,450,000	5,779,725
		10,479,618
Louisiana–0.11%

City of New Orleans, LA
8.800%, 12/01/2039	1,000,000	1,153,660

Massachusetts–0.06%

Massachusetts State College
Building Authority
5.932%, 05/01/2040	490,000	612,642

Michigan–1.86%

Comstock Park Public Schools
2.750%, 05/01/2023	1,500,000	1,525,650

Detroit City School District
5.250%, 05/01/2027	1,065,000	1,291,355
7.747%, 05/01/2039	2,050,000	2,890,131

Michigan Finance Authority
2.610%, 11/01/2025	1,930,000	1,902,883
2.710%, 11/01/2026	4,000,000	3,874,240
6.396%, 09/01/2024	1,320,000	1,607,140

Romeo Community School District
5.000%, 05/01/2036	995,000	1,149,733

Ypsilanti Michigan School District
2.620%, 05/01/2023	5,500,000	5,459,190
		19,700,322
Minnesota–1.10%

City of Rochester, MN
5.000%, 11/15/2035	6,000,000	7,771,200
5.000%, 11/15/2033	3,000,000	3,868,020
		11,639,220
Missouri–0.34%

St. Louis School District
5.950%, 04/01/2024	235,000	277,251
6.100%, 04/01/2025	2,750,000	3,316,087
		3,593,338
Nevada–0.19%

Clark County School District
5.510%, 06/15/2024	1,830,000	2,040,249

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

New Jersey–1.57%

New Jersey Economic
Development Authority
0.000%, 02/15/2023	$5,394,000	$4,546,117

New Jersey Educational
Facilities Authority
2.504%, 07/01/2023	1,355,000	1,343,509

New Jersey Institute
of Technology
3.323%, 07/01/2024	2,985,000	3,092,132

New Jersey Transportation
Trust Fund Authority
0.000%, 12/15/2027	10,085,000	7,624,966
		16,606,724
New York–4.56%

City of New York, NY
5.000%, 12/01/2037	10,000,000	11,850,700

Dutchess County Local
Development Corp.
4.550%, 07/01/2022	1,055,000	1,112,571

Monroe County Industrial
Development Corp.
3.622%, 07/01/2024	2,525,000	2,650,568

New York City Transitional Finance
Authority Building Aid Revenue
4.800%, 07/15/2026	4,000,000	4,439,120

New York City Transitional
Finance Authority Future Tax
Secured Revenue
2.850%, 02/01/2024	5,000,000	5,110,150
3.010%, 08/01/2024	2,370,000	2,442,735
3.150%, 11/01/2025	1,075,000	1,109,873
5.000%, 08/01/2038	10,000,000	11,919,500

New York Liberty
Development Corp.
5.250%, 10/01/2035	1,000,000	1,278,030

New York State Urban
Development Corp.
3.120%, 03/15/2025	5,000,000	5,155,200
3.420%, 03/15/2028	1,080,000	1,124,853
		48,193,300
Ohio–0.64%

Cincinnati City School District
5.250%, 12/01/2031	2,685,000	3,463,865
5.250%, 12/01/2030	2,100,000	2,703,393

Sycamore Community City
School District
5.850%, 12/01/2028	500,000	611,080
		6,778,338
Oregon–0.19%

Washington County School
District No. 15 Forest Grove
5.909%, 06/15/2026	1,600,000	1,969,392

Pennsylvania–2.84%

Carbon County Hospital Authority
3.377%, 11/15/2023	1,000,000	1,039,860
3.677%, 11/15/2025	1,000,000	1,052,070

City of Harrisburg, PA
0.000%, 04/01/2019	380,000	369,801

City of York, PA
0.000%, 02/01/2023	740,000	653,561

Delaware Valley Regional
Finance Authority
5.500%, 08/01/2028	4,045,000	4,962,446

Pennsylvania Economic
Development Financing Authority
5.000%, 06/30/2026	1,025,000	1,230,195
5.000%, 12/31/2030	1,000,000	1,152,220
5.201%, 06/15/2020	1,290,000	1,378,094

Pennsylvania Turnpike Commission
0.000%, 12/01/2038	2,865,000	3,663,189
0.000%, 12/01/2030	2,415,000	3,107,260
6.250%, 06/01/2033	4,925,000	6,286,122

Philadelphia Authority for
Industrial Development
0.000%, 04/15/2022	5,837,000	5,124,477
		30,019,295
Puerto Rico–0.03%

Puerto Rico Sales Tax
Financing Corp.
0.000%, 08/01/2032	3,850,000	366,751

South Carolina–0.70%

City of Greer, SC
5.500%, 09/01/2032	2,000,000	2,606,440

South Carolina Public
Service Authority
2.388%, 12/01/2023	5,000,000	4,756,150
		7,362,590
Tennessee–0.39%

State of Tennessee
4.182%, 08/01/2031	3,625,000	4,120,791

Texas–6.23%

Central Texas Turnpike System
0.000%, 08/15/2027	2,345,000	1,849,853

City of Dallas, TX
0.000%, 02/15/2030	1,910,000	1,181,774
0.000%, 02/15/2026	2,525,000	1,885,342

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

Texas (Cont.)

City of Dallas, TX Waterworks &
Sewer System Revenue
5.000%, 10/01/2036	$5,400,000	$6,431,400

City of El Paso, TX
5.000%, 08/15/2035	3,085,000	3,607,877

City of Houston, TX
6.290%, 03/01/2032	4,300,000	5,252,794

City of Irving, TX
7.375%, 08/15/2044	3,500,000	3,830,680

County of Galveston, TX
5.905%, 02/01/2029	2,580,000	3,074,328

Dallas Area Rapid Transit
5.250%, 12/01/2030	835,000	1,085,792

El Paso Independent
School District
1.550%, 08/15/2025	6,175,000	5,665,995

New Hope Cultural Education
Facilities Corp.
4.000%, 08/01/2020	625,000	636,212

North Texas Tollway Authority
0.000%, 01/01/2031	6,910,000	4,503,592

State of Texas
3.201%, 10/01/2026	5,000,000	5,215,450

Texas A&M University
2.549%, 05/15/2024	5,335,000	5,412,411

Texas Municipal Gas Acquisition
& Supply Corp. I
6.250%, 12/15/2026	5,150,000	6,331,925

Texas Public Finance Authority
8.250%, 07/01/2024	3,000,000	3,172,740

University of Houston
2.800%, 02/15/2024	6,570,000	6,726,038
		65,864,203
Utah–0.10%

Ogden City Redevelopment Agency
3.000%, 04/01/2023	1,000,000	1,020,480

Virgin Islands–0.21%

Virgin Islands Public
Finance Authority
5.000%, 10/01/2017	1,240,000	1,232,548
5.000%, 10/01/2018	1,000,000	948,100
		2,180,648
Washington–0.55%

Chelan County Public
Utility District No. 1
0.000%, 06/01/2029	3,595,000	2,534,691

Port of Seattle, WA
2.836%, 05/01/2024	3,185,000	3,236,501
		5,771,192
West Virginia–0.44%

Tobacco Settlement
Finance Authority
7.467%, 06/01/2047	2,380,000	2,291,417

West Virginia University
0.000%, 04/01/2030	3,460,000	2,341,728
		4,633,145
Wisconsin–0.82%

Public Finance Authority
3.930%, 12/15/2025	1,660,000	1,739,912
5.000%, 03/01/2041	4,850,000	5,556,306
5.000%, 05/15/2032	1,275,000	1,382,750
		8,678,968

TOTAL MUNICIPAL BONDS
(Cost $389,895,460)		400,895,286

CLOSED-END
MUTUAL FUNDS–0.20%
Invesco High Income Trust II	143,246	2,144,393

TOTAL CLOSED-END
MUTUAL FUNDS
(Cost $1,996,023)		2,144,393

SHORT-TERM INVESTMENTS–4.50%
First American Treasury Obligations
Fund–Class Z, 0.867% (f)	47,584,190	47,584,190

TOTAL SHORT-TERM INVESTMENTS
(Cost $47,584,190)		47,584,190

Total Investments
(Cost $1,040,732,570)–100.05%		1,057,902,274

Liabilities in Excess
of Other Assets–(0.05)%		(528,661)

TOTAL NET ASSETS–100.00%		$1,057,373,613

Percentages are stated as a percent of net assets.
(a)	Variable rate security; the rate shown represents the rate as of August 31, 2017.
(b)	Step-up bond; the rate represents the rate as of August 31, 2017.
(c)	Variable rate security; the rate represents the rate as of August 31, 2017. The coupon is based on an underlying pool of loans.
(d)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(e)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(f)	Seven day yield as of August 31, 2017.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

MUNICIPAL BONDS–97.09%

Alabama–0.61%
Lower Alabama Gas District
5.000%, 09/01/2031	$1,005,000	$1,207,688

Arizona–0.50%

Florence Town, Inc. Industrial
Development Authority
5.000%, 07/01/2023	385,000	412,235

Industrial Development Authority
of the City of Phoenix
5.000%, 06/01/2027	500,000	568,900
		981,135
Arkansas–0.60%

Arkansas Development
Finance Authority
5.000%, 02/01/2022	400,000	457,224

Pulaski County Public
Facilities Board
5.250%, 07/01/2024	675,000	730,762
		1,187,986
California–12.42%

Abag Finance Authority for
Nonprofit Corporations
5.000%, 07/01/2021	250,000	282,655

Bay Area Toll Authority
5.000%, 04/01/2028	2,000,000	2,547,160

California Statewide Communities
Development Authority
5.000%, 08/15/2028	750,000	909,045

City of Los Angeles
Department of Airports
5.000%, 05/15/2033	1,000,000	1,177,930

Clovis Unified School District
0.000%, 08/01/2028	2,000,000	1,486,520

Corona-Norco Unified
School District
0.000%, 08/01/2024	480,000	421,262

El Segundo Unified School District
0.000%, 08/01/2023	545,000	491,448

Foothill-Eastern Transportation
Corridor Agency
0.000%, 01/15/2023	500,000	440,930

M-S-R Energy Authority
7.000%, 11/01/2034	1,160,000	1,693,542

Norman Y Mineta San Jose
International Airport SJC
5.000%, 03/01/2041	750,000	865,673

Palmdale Elementary School District
0.000%, 08/01/2028	500,000	350,310

Redondo Beach Unified
School District
0.000%, 08/01/2031	900,000	927,693

San Diego County Regional
Airport Authority
5.000%, 07/01/2042	250,000	289,937

San Francisco City & County
Airport Commission
5.000%, 05/01/2041	1,500,000	1,712,340

San Joaquin Hills Transportation
Corridor Agency
5.000%, 01/15/2029	550,000	638,270

San Juan Unified School District
0.000%, 08/01/2022	500,000	460,850

Saratoga Union School District
0.000%, 09/01/2023	510,000	457,042

Simi Valley Unified School District
5.000%, 08/01/2027	1,000,000	1,277,580

St. Helena Unified School District
0.000%, 06/01/2036	2,150,000	2,179,541

State of California
5.000%, 08/01/2036	5,000,000	5,939,350
		24,549,078
Colorado–3.84%

City & County of Denver, CO Airport
System Revenue
5.250%, 11/15/2028	500,000	598,685

E-470 Public Highway Authority
0.000%, 09/01/2023	270,000	236,995
0.000%, 09/01/2022	700,000	637,014

Regional Transportation District
5.000%, 11/01/2034	5,000,000	6,109,550
		7,582,244

Connecticut–1.87%

Connecticut State Health &
Educational Facility Authority
2.875%, 09/01/2020	900,000	900,189
5.000%, 07/01/2026	345,000	383,675

State of Connecticut Clean Water
Fund–State Revolving Fund
5.000%, 05/01/2035	2,000,000	2,407,380
		3,691,244

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

District of Columbia–3.89%

District of Columbia
5.000%, 06/01/2041	$5,000,000	$5,925,350

Metropolitan Washington
Airports Authority
5.000%, 10/01/2032	1,500,000	1,771,890
		7,697,240
Florida–7.05%

Citizens Property Insurance Corp.
5.000%, 06/01/2022	560,000	654,864

City of Belle Isle, FL
5.500%, 10/01/2022	325,000	342,095

City of Hialeah, FL
5.000%, 12/01/2029	500,000	594,555

City of Lakeland, FL
Department of Electric Utilities
5.250%, 10/01/2028	1,000,000	1,299,330

City of Orlando, FL
5.000%, 11/01/2038	1,000,000	1,161,530

County of Miami-Dade
Seaport Department
5.750%, 10/01/2028	545,000	655,041

County of Miami-Dade, FL
5.250%, 10/01/2030	1,000,000	1,291,820

County of Miami-Dade,
FL Aviation Revenue
5.000%, 10/01/2038	1,300,000	1,482,091

Greater Orlando Aviation Authority
5.000%, 10/01/2046	1,500,000	1,722,510

Hollywood Community
Redevelopment Agency
5.000%, 03/01/2024	800,000	933,656

Key West Utility Board
5.000%, 10/01/2023	500,000	598,270

Miami Beach Health
Facilities Authority
5.000%, 11/15/2023	590,000	689,209

Seminole County Industrial
Development Authority
0.000%, 12/28/2021	905,000	966,947

Tampa Bay Water
6.000%, 10/01/2029	1,025,000	1,390,761

Venetian Community
Development District
5.000%, 05/01/2023	145,000	151,168
		13,933,847
Georgia–1.52%

Americus & Sumter County
Hospital Authority
5.125%, 05/15/2023	400,000	425,824

City of Atlanta, GA Water &
Wastewater Revenue
5.500%, 11/01/2027	1,500,000	1,873,995

Savannah Hospital Authority
5.500%, 07/01/2027	590,000	701,463
		3,001,282
Guam–0.54%

Guam Government
Waterworks Authority
5.625%, 07/01/2040	1,000,000	1,067,340

Hawaii–2.30%

City & County of Honolulu, HI
5.000%, 10/01/2030	1,000,000	1,275,960

State of Hawaii
5.000%, 05/01/2034	2,000,000	2,413,060

University of Hawaii
5.000%, 10/01/2024	700,000	861,105
		4,550,125
Illinois–7.54%

Boone & Winnebago Counties
Community Unit School
District No. 200
0.000%, 01/01/2024	1,200,000	1,014,816

Boone Mchenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2024	475,000	397,694
0.000%, 12/01/2023	1,135,000	1,000,060

Chicago Board of Education
0.000%, 12/01/2022	740,000	666,429

Chicago O’Hare International Airport
5.000%, 01/01/2037	1,000,000	1,141,420
5.000%, 01/01/2029	450,000	524,808

Chicago Transit Authority
5.000%, 06/01/2024	750,000	881,295

Cook County School
District No. 103 Lyons
0.000%, 12/01/2022	850,000	751,349

DeKalb Kane & LaSalle Counties Etc.
Community College
District No. 523 Kishwaukee
0.000%, 02/01/2023	1,000,000	835,500

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

Illinois (Cont.)

Illinois Finance Authority
0.000%, 07/15/2025	$1,605,000	$1,372,644
5.000%, 01/01/2034	500,000	562,140

Kendall & Kane Counties Community
Unit School District No. 115
0.000%, 01/01/2021	875,000	833,481

Metropolitan Pier &
Exposition Authority
0.000%, 06/15/2026	1,930,000	1,459,485

Metropolitan Water Reclamation
District of Greater Chicago
5.000%, 12/01/2041	1,000,000	1,137,760

Railsplitter Tobacco
Settlement Authority
6.000%, 06/01/2028	580,000	659,286

State of Illinois
5.000%, 06/15/2023	1,035,000	1,202,908

Will County Community Unit School
District No. 201-U Crete-Monee
0.000%, 11/01/2020	430,000	401,964
0.000%, 11/01/2020	60,000	57,870
		14,900,909
Indiana–3.91%

City of Valparaiso, IN
6.750%, 01/01/2034	500,000	590,450

Indiana Finance Authority
5.000%, 09/01/2036	1,000,000	1,137,090
5.500%, 11/15/2026	500,000	555,950
6.000%, 08/01/2039	1,135,000	1,219,762

Indiana Health Facility
Financing Authority
5.000%, 11/15/2034	1,000,000	1,173,590

Indiana Municipal Power Agency
5.000%, 01/01/2042	1,000,000	1,148,090

Northern Indiana Commuter
Transportation District
5.000%, 07/01/2033	1,130,000	1,305,839

Shelbyville Central Renovation
School Building Corp.
5.000%, 07/15/2024	500,000	594,150
		7,724,921
Kentucky–0.75%

Grant County School District
Finance Corp.
1.400%, 08/01/2022	375,000	373,234

Kentucky Economic Development
Finance Authority
5.000%, 05/15/2026	1,000,000	1,111,530
		1,484,764
Louisiana–1.81%

City of Shreveport, LA Water &
Sewer Revenue
5.000%, 12/01/2027	1,000,000	1,201,500

Louisiana Energy & Power Authority
5.250%, 06/01/2028	410,000	485,768

Louisiana Local Government
Environmental Facilities &
Community Development Authority
5.000%, 12/01/2025	715,000	863,842

Louisiana State Citizens Property
Insurance Corp.
5.000%, 06/01/2022	500,000	585,705

Tobacco Settlement Financing Corp.
5.000%, 05/15/2022	400,000	450,604
		3,587,419
Massachusetts–0.07%

Massachusetts Educational
Financing Authority
4.500%, 07/01/2024	135,000	145,908

Michigan–3.99%

Battle Creek School District
5.000%, 05/01/2037	775,000	882,190

Brandon School District
5.000%, 05/01/2032	1,550,000	1,779,927

Charter Township of Commerce, MI
5.000%, 12/01/2038	1,000,000	1,163,170

Detroit City School District
5.250%, 05/01/2027	650,000	788,151

Michigan Finance Authority
3.875%, 10/01/2023	250,000	268,660
5.000%, 05/01/2021	300,000	336,726

Michigan State Building Authority
5.000%, 04/15/2023	900,000	1,070,415

South Lyon Community Schools
5.000%, 05/01/2025	1,000,000	1,199,310

Sturgis Public School District
5.000%, 05/01/2024	340,000	407,922
		7,896,471

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

Minnesota–1.00%

City of Rochester, MN
5.000%, 11/15/2034	$845,000	$1,091,875

Minneapolis-St. Paul Metropolitan
Airports Commission
5.000%, 01/01/2041	750,000	883,823
		1,975,698

Mississippi–0.48%

Mississippi Development Bank
5.000%, 04/01/2026	800,000	954,760

Missouri–0.33%

City of Kansas City, MO
0.000%, 02/01/2023	740,000	655,041

Nevada–1.07%

Las Vegas Special Improvement
District No. 808 & 810
5.000%, 09/01/2031	1,150,000	1,374,423

City of Reno, NV
5.000%, 06/01/2023	625,000	737,250
		2,111,673
New Jersey–1.26%

Garden State Preservation Trust
5.750%, 11/01/2028	455,000	561,802

New Jersey Economic
Development Authority
5.000%, 06/15/2023	550,000	604,483
5.500%, 01/01/2027	300,000	350,769

New Jersey Higher Education
Student Assistance Authority
5.000%, 12/01/2022	500,000	568,070

New Jersey Transportation
Trust Fund Authority
0.000%, 12/15/2027	545,000	412,058
		2,497,182
New York–4.16%

Build NYC Resource Corp.
5.000%, 08/01/2027	300,000	353,475
5.000%, 08/01/2029	200,000	232,226
5.000%, 08/01/2024	235,000	279,906
5.000%, 08/01/2026	350,000	416,808

Housing Development Corp.
3.500%, 02/15/2048	2,250,000	2,316,060

New York City Transitional
Finance Authority Future Tax
Secured Revenue
5.000%, 08/01/2038	2,000,000	2,383,900

New York Liberty Development Corp.
5.250%, 10/01/2035	610,000	779,599

Port Authority of New York
& New Jersey
5.000%, 10/15/2027	645,000	764,628
5.000%, 12/01/2032	600,000	697,758
		8,224,360
North Carolina–0.64%

North Carolina Medical
Care Commission
5.000%, 06/01/2028	500,000	632,660

Raleigh Durham Airport Authority
5.000%, 05/01/2028	525,000	628,409
		1,261,069
North Dakota–0.67%

City of Mandan, ND
2.750%, 09/01/2041	1,330,000	1,327,353

Ohio–6.21%

Akron Bath Copley Joint Township
Hospital District
5.000%, 11/15/2023	300,000	344,310

City of Akron, OH
5.000%, 12/01/2022	540,000	638,707

City of Cleveland, OH
5.000%, 10/01/2037	1,000,000	1,135,740

Cleveland Municipal School District
5.000%, 12/01/2029	965,000	1,124,534

County of Cuyahoga, OH
5.000%, 12/01/2023	1,000,000	1,202,320
5.500%, 02/15/2052	1,300,000	1,444,482

County of Franklin, OH
5.000%, 05/15/2027	635,000	758,177

Dayton City School District
5.000%, 11/01/2031	1,000,000	1,250,250

Cleveland–Cuyahoga County
Port Authority
5.000%, 08/01/2022	500,000	571,975

Marysville Exempted
Village School District
5.000%, 12/01/2029	1,180,000	1,394,453

Olentangy Local School District
5.000%, 12/01/2031	1,000,000	1,203,990

State of Ohio
5.000%, 01/01/2033	1,000,000	1,209,920
		12,278,858

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

Oregon–1.11%

Medford Hospital Facilities Authority
5.000%, 10/01/2024	$450,000	$520,938

Port of Portland,
OR Airport Revenue
5.000%, 07/01/2042	1,000,000	1,150,100

Salem-Keizer School District No. 24J
0.000%, 06/15/2025	600,000	514,782
		2,185,820
Pennsylvania–3.77%

Delaware County Authority
5.000%, 06/01/2023	200,000	200,280

Delaware Valley Regional
Financial Authority
5.500%, 08/01/2028	2,040,000	2,502,692

Hopewell Area School District
0.000%, 09/01/2026	900,000	702,261

Pennsylvania Economic Development
Financing Authority
5.000%, 06/30/2028	750,000	877,455

Pennsylvania Turnpike Commission
0.000%, 12/01/2038	2,000,000	2,557,200
0.000%, 12/01/2030	475,000	611,159
		7,451,047
Puerto Rico–0.95%

Puerto Rico Public Finance Corp.
6.000%, 08/01/2026	965,000	1,240,170
6.000%, 08/01/2026	490,000	629,723
		1,869,893
Rhode Island–1.28%

Rhode Island Commerce Corp.
5.000%, 06/15/2024	500,000	605,870

Rhode Island Health &
Educational Building Corp.
5.000%, 06/01/2025	500,000	590,965

Rhode Island Student Loan Authority
5.000%, 12/01/2023	905,000	1,034,297

Tobacco Settlement Financing Corp.
2.250%, 06/01/2041	305,000	305,708
		2,536,840
South Carolina–1.01%

City of Greer, SC
5.500%, 09/01/2032	1,000,000	1,303,220

South Carolina Public
Service Authority
5.000%, 01/01/2032	660,000	684,057
		1,987,277
Texas–11.32%

Alamo Regional Mobility Authority
5.000%, 06/15/2039	1,070,000	1,236,642

Arlington Higher Education
Finance Corp.
5.000%, 02/15/2030	1,000,000	1,173,230

Austin Community College District
5.000%, 08/01/2024	730,000	889,987

City of Fort Worth, TX
5.250%, 03/01/2036	1,800,000	2,104,182

County of Harris, TX
5.000%, 08/15/2034	1,000,000	1,185,980

Dallas Area Rapid Transit
5.250%, 12/01/2031	800,000	1,043,072

Dallas/Fort Worth
International Airport
5.000%, 11/01/2038	1,805,000	1,969,616

Grapevine-Colleyville
Independent School District
0.000%, 08/15/2025	555,000	462,465

Harris County-Houston
Sports Authority
5.000%, 11/15/2027	500,000	580,720

Laredo Community College District
5.000%, 08/01/2029	885,000	1,038,591

New Hope Cultural Education
Facilities Corp.
3.000%, 11/15/2021	600,000	595,080
5.000%, 07/01/2046	1,000,000	1,112,130

North East Independent
School District
5.250%, 02/01/2030	1,000,000	1,312,940

North Texas Tollway Authority
6.200%, 01/01/2042	1,030,000	1,307,894

Port Freeport, TX
5.950%, 05/15/2033	1,100,000	1,160,467

South Texas College
5.000%, 08/15/2032	1,000,000	1,178,930

State of Texas
5.500%, 08/01/2033	1,000,000	1,234,500

Tarrant County Cultural Education
Facilities Finance Corp.
3.875%, 11/15/2022	1,500,000	1,504,695

Texas Municipal Gas Acquisition
& Supply Corp. I
6.250%, 12/15/2026	1,050,000	1,290,975
		22,382,096

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2017

	PRINCIPAL
	AMOUNT	VALUE

Utah–2.31%

County of Weber, UT
5.750%, 01/15/2033	$570,000	$687,414

Salt Lake City Corp. Airport Revenue
5.000%, 07/01/2042	2,000,000	2,314,000

University of Utah
5.000%, 08/01/2031	1,000,000	1,210,850

Utah State Charter School
Finance Authority
6.300%, 07/15/2032	335,000	358,872
		4,571,136
Vermont–0.16%

Vermont Economic
Development Authority
5.000%, 05/01/2021	300,000	324,924

Virgin Islands–0.98%

Virgin Islands Public
Finance Authority
5.000%, 10/01/2017	1,000,000	993,990
5.000%, 10/01/2018	1,000,000	948,100
		1,942,090
Virginia–0.22%

Virginia Small Business
Financing Authority
4.500%, 01/01/2023	135,000	150,035
5.000%, 01/01/2027	250,000	277,602
		427,637
Washington–2.43%

Chelan County Public Utility
District No. 1
0.000%, 06/01/2026	450,000	359,401

Port of Seattle, WA
5.000%, 04/01/2022	500,000	580,845

Washington Health Care
Facilities Authority
5.000%, 01/01/2025	1,000,000	1,201,030
5.000%, 10/01/2038	1,445,000	1,657,271

Washington State Housing
Finance Commission
4.375%, 01/01/2021	1,000,000	1,000,310
		4,798,857
Wisconsin–2.52%

County of Milwaukee, WI
Airport Revenue
5.000%, 12/01/2028	1,000,000	1,172,580

Plateville Redevelopment Authority
5.000%, 07/01/2022	650,000	692,321

Public Finance Authority
3.000%, 11/15/2022	1,935,000	1,943,533
5.250%, 05/15/2037	500,000	545,240

Wisconsin Health & Educational
Facilities Authority
5.000%, 08/15/2027	535,000	628,604
		4,982,278
TOTAL MUNICIPAL BONDS
(Cost $185,047,513)		191,935,490

Total Investments
(Cost $185,047,513)–97.09%		191,935,490

Other Assets in
Excess of Liabilities–2.91%		5,759,632

TOTAL NET ASSETS–100.00%		$197,695,122

Percentages are stated as a percent of net assets.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2017

	Performance Trust	Performance Trust
	Strategic	Municipal
	Bond Fund	Bond Fund
Investment Income
Interest income	$46,723,441	$5,479,388
Dividend income	152,557	—
Total Investment Income	46,875,998	5,479,388

Expenses
Advisory fees	5,036,158	694,751
Administration and accounting fees	693,759	233,471
Transfer agent fees and expenses	271,135	70,812
Federal and state registration fees	114,597	58,704
Reports to shareholders	90,916	11,775
Custody fees	65,833	9,523
Audit and tax fees	19,013	18,501
Legal fees	15,988	10,462
Chief Compliance Officer fees	13,086	13,086
Trustees’ fees	7,046	7,046
Distribution fees – Retail Class	—	37,123
Other expenses	31,004	11,514
Total Expenses	6,358,535	1,176,768
Expense recovery or (waivers) by Adviser (Note 4) – net	—	(154,601)
Net Expenses	6,358,535	1,022,167

Net Investment Income	40,517,463	4,457,221

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(2,156,064)	(699,172)
Change in net unrealized appreciation (depreciation) on investments	8,716,781	(2,115,464)
Net Realized and Unrealized Gain (Loss) on Investments	6,560,717	(2,814,636)

Net Increase in Net Assets from Operations	$47,078,180	$1,642,585

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Strategic Bond Fund

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
From Operations
Net investment income	$40,517,463	$18,161,603
Net realized gain (loss) from investments	(2,156,064)	2,514,694
Change in net unrealized appreciation from investments	8,716,781	7,360,338
Net increase in net assets from operations	47,078,180	28,036,635

From Distributions
Net investment income	(48,569,228)	(19,955,401)
Net decrease in net assets resulting from distributions paid	(48,569,228)	(19,955,401)

From Capital Share Transactions
Proceeds from shares sold	626,730,914	599,211,044
Shares issued in reinvestment of distributions declared	38,637,332	14,845,143
Cost for shares redeemed(1)	(295,100,842)	(97,914,936)
Net increase in net assets from capital share transactions	370,267,404	516,141,251

Total Increase in Net Assets	368,776,356	524,222,485

Net Assets
Beginning of period	688,597,257	164,374,772
End of period	$1,057,373,613	$688,597,257

Accumulated Undistributed Net Investment Income	$184,701	$90,598

(1)	Net of redemption fees of $103,255 and $100,677 for the year ended August 31, 2017 and the year ended August 31, 2016, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
From Operations
Net investment income	$4,457,221	$2,588,806
Net realized gain (loss) from investments	(699,172)	404,818
Change in net unrealized appreciation (depreciation) from investments	(2,115,464)	6,812,740
Net increase in net assets from operations	1,642,585	9,806,364

From Distributions
Net investment income – Institutional Class	(3,818,627)	(2,118,941)
Net investment income – Retail Class	(632,981)	(478,103)
Net realized gain on investments – Institutional Class	(66,516)	—
Net realized gain on investments – Retail Class	(12,990)	—
Net decrease in net assets resulting from distributions paid	(4,531,114)	(2,597,044)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	99,550,514	87,009,114
Proceeds from shares sold – Retail Class	10,704,569	26,757,906
Shares issued in reinvestment of distributions declared – Institutional Class	2,975,868	1,589,311
Shares issued in reinvestment of distributions declared – Retail Class	567,578	424,217
Cost for shares redeemed – Institutional Class(1)	(57,789,500)	(28,281,814)
Cost for shares redeemed – Retail Class(2)	(16,634,968)	(7,231,357)
Net increase in net assets from capital share transactions	39,374,061	80,267,377

Total Increase in Net Assets	36,485,532	87,476,697

Net Assets
Beginning of period	161,209,590	73,732,893
End of period	$197,695,122	$161,209,590

Accumulated Undistributed Net Investment Income	$10,919	$5,339

(1)	Net of redemption fees of $6,272 and $12,797 for the year ended August 31, 2017 and the year ended August 31, 2016, respectively.
(2)	Net of redemption fees of $2,138 and $14,164 for the year ended August 31, 2017 and the year ended August 31, 2016, respectively.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST STRATEGIC BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$22.98	$22.53	$22.91	$21.86	$22.39

Income/(loss) from investment operations:
Net investment income(1)	1.09	1.17	0.98	0.89	0.76
Net realized and unrealized gain/(loss) on investments(2)	0.05	0.46	(0.28)	1.17	(0.34)
Total from investment operations	1.14	1.63	0.70	2.06	0.42

Less distributions paid:
From net investment income	(1.28)	(1.19)	(1.08)	(1.01)	(0.88)
From net realized gain on investments	—	—	—	—	(0.07)
Total distributions paid	(1.28)	(1.19)	(1.08)	(1.01)	(0.95)

Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.01	0.00 (3)	0.00 (3)	0.00 (3)

Net Asset Value, End of Year	$22.84	$22.98	$22.53	$22.91	$21.86

Total Return	5.20%	7.48%	3.13%	9.62%	1.79%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$1,057,374	$688,597	$164,375	$151,230	$188,605

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	0.76%	0.79%	0.84%	0.86%	0.87%
After waiver and expense reimbursement	0.76%	0.79%	0.84%	0.94%	0.95%

Ratio of net investment income
to average net assets:
Before waiver and expense reimbursement	4.83%	5.14%	4.31%	4.02%	3.42%
After waiver and expense reimbursement	4.83%	5.14%	4.31%	3.94%	3.34%

Portfolio turnover rate	78.53%	45.58%	80.49%	53.47%	67.22%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)
Realized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013
Institutional Class Shares

Net Asset Value, Beginning of Year	$24.87	$23.26	$23.07	$21.16	$22.81

Income/(loss) from investment operations:
Net investment income(1)	0.62	0.57	0.61	0.71	0.79
Net realized and unrealized
gain/(loss) on investments	(0.53)	1.59	0.18	1.91	(1.46)
Total from investment operations	0.09	2.16	0.79	2.62	(0.67)

Less distributions paid:
From net investment income	(0.61)	(0.55)	(0.60)	(0.71)	(0.77)
From net realized gain on investments	(0.01)	—	—	—	(0.21)
Total distributions paid	(0.62)	(0.55)	(0.60)	(0.71)	(0.98)

Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$24.34	$24.87	$23.26	$23.07	$21.16

Total Return	0.50%	9.43%	3.41%	12.58%	(3.20)%

Supplemental Data and Ratios:
Net assets at end of year (000’s)	$172,201	$129,466	$63,257	$41,000	$36,474

Ratio of expenses to average net assets:
Before waiver and expense reimbursement	0.66%	0.73%	0.86%	1.05%	1.23%
After waiver and expense reimbursement	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income
to average net assets:
Before waiver and expense reimbursement	2.50%	2.16%	2.30%	2.73%	2.78%
After waiver and expense reimbursement	2.61%	2.34%	2.61%	3.23%	3.46%

Portfolio turnover rate	42.53%	13.66%	31.83%	62.87%	118.50%

(1)	Per share net investment income was calculated using the average shares outstanding method.
(2)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year/Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2017	2016	2015	2014	2013(1)
Retail Class Shares

Net Asset Value, Beginning of Year/Period	$24.91	$23.30	$23.09	$21.18	$22.96

Income/(loss) from investment operations:
Net investment income(2)	0.56	0.50	0.55	0.67	0.67
Net realized and unrealized gain/(loss) on investments	(0.53)	1.60	0.17	1.88	(1.70)
Total from investment operations	0.03	2.10	0.72	2.55	(1.03)

Less distributions paid:
From net investment income	(0.57)	(0.51)	(0.54)	(0.66)	(0.66)
From net realized gain on investments	(0.01)	—	—	—	(0.21)
Total distributions paid	(0.58)	(0.51)	(0.54)	(0.66)	(0.87)

Paid-in capital from redemption fees (Note 2)	0.00 (5)	0.02	0.03	0.02	0.12

Net Asset Value, End of Year/Period	$24.36	$24.91	$23.30	$23.09	$21.18

Total Return(3)	0.24%	9.20%	3.29%	12.33%	(4.15)%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$25,495	$31,744	$10,476	$4,154	$228

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	0.80%	0.85%	1.10%	1.33%	1.45%
After waiver and expense reimbursement(4)	0.80%	0.80%	0.80%	0.80%	0.80%

Ratio of net investment income
to average net assets:
Before waiver and expense reimbursement(4)	2.34%	2.02%	2.05%	2.47%	2.57%
After waiver and expense reimbursement(4)	2.34%	2.07%	2.35%	3.00%	3.22%

Portfolio turnover rate(3)	42.53%	13.66%	31.83%	62.87%	118.50%

(1)	The Retail Class shares commenced operations on September 28, 2012.
(2)	Per share net investment income was calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2017

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”), formerly known as the Performance Trust Total Return Bond Fund, and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each representing a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Strategic Bond Fund is to purchase undervalued fixed income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Strategic Bond Fund commenced investment operations on September 1, 2010. The Municipal Bond Fund commenced investment operations on June 30, 2011 and September 28, 2012 for the Institutional and Retail Class shares, respectively. Retail Class shares are subject to a 0.25% Rule 12b-1 distribution and service fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by PT Asset Management, LLC (the “Adviser”), the Funds’ investment adviser. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved independent pricing service (a “Pricing Service”).

Debt securities, such as U.S. government securities, corporate securities, municipal securities and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean between the bid and ask prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield 2 method.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

If market quotations are not readily available, a security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2017

» Level 1: Quoted prices in active markets for identical securities.
» Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
» Level 3: Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2017:

Performance Trust Strategic Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Asset
Backed
Securities	$—	$39,018,341	$—	$39,018,341
Corporate
Bonds	—	24,702,752	—	24,702,752
Mortgage
Backed
Securities	—	543,557,312	—	543,557,312
Municipal
Bonds	—	400,895,286	—	400,895,286
Total Fixed
Income	—	1,008,173,691	—	1,008,173,691
Equity
Closed-End
Mutual Funds	2,144,393	—	—	2,144,393
Total Equity	2,144,393	—	—	2,144,393
Short-Term
Investments	47,584,190	—	—	47,584,190
Total
Investments
in Securities	$49,728,583	$1,008,173,691	$—	$1,057,902,274

Performance Trust Municipal Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Municipal
Bonds	$—	$191,935,490	$—	$191,935,490
Total Fixed
Income	—	191,935,490	—	191,935,490
Total
Investments
in Securities	$—	$191,935,490	$—	$191,935,490

During the year ended August 31, 2017, there were no transfers between Levels for the Funds. It is the Funds’ policy to record transfers between Levels as of the end of the reporting period. The Funds did not hold any financial derivative instruments during the year ended August 31, 2017.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2017, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2017, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended August 31, 2014.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f.	Share Valuation

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2017

for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 2.00% redemption fee on shares redeemed within sixty days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. For the year ended August 31, 2017, the Funds collected redemption fees of $103,255 and $8,410 for the Strategic Bond Fund and Municipal Bond Fund, respectively.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Municipal Bond Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Municipal Bond Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution and service (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Retail Class shares of the Municipal Bond Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses of the Trust are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the basis of identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts premium and interest only strips are accreted or amortized over the expected life of the respective securities using the constant yield 2 method. Gains and losses on principal payments of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations.

3.	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2017	AUGUST 31, 2016
Ordinary Income	$48,569,228	$19,955,401
Tax-Exempt Income	—	—
Long-Term Capital Gain	—	—

PERFORMANCE TRUST MUNICIPAL BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2017	AUGUST 31, 2016
Ordinary Income	$21,230	$16,033
Tax-Exempt Income	4,430,411	2,581,011
Long-Term Capital Gain	79,473	—

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

PERFORMANCE TRUST STRATEGIC BOND FUND
Cost basis of investments for federal
income tax purposes	$1,040,723,915
Gross tax unrealized appreciation	$27,642,066
Gross tax unrealized depreciation	(10,463,707)
Net tax unrealized appreciation	17,178,359
Undistributed ordinary income	175,775
Undistributed long-term capital gain	—
Total distributable earnings	175,775
Other accumulated losses	(12,338,821)
Total accumulated gains	$5,015,313

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$185,047,513
Gross tax unrealized appreciation	$7,292,875
Gross tax unrealized depreciation	(404,898)
Net tax unrealized appreciation	6,887,977
Undistributed ordinary income	10,919
Undistributed long-term capital gain	—
Total distributable earnings	10,919
Other accumulated losses	(699,692)
Total accumulated gains	$6,199,204

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments.

At August 31, 2017, the Strategic Bond Fund and Municipal Bond Fund had short-term capital loss carryovers of $12,338,565 and $699,692, respectively. These losses will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2017, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Accumulated undistributed
net investment income/(loss)	$8,145,868	$(33)
Accumulated
undistributed net
realized gain/(loss)	$(8,145,868)	$33
Paid in capital	$—	$—

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Strategic Bond Fund and 0.40% for the Municipal Bond Fund of the respective Fund’s average daily net assets.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2017

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through December 29, 2018 at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the total operating fund expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expense on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.95%, 0.55% and 0.80% (the “Expense Limitation Cap”) of the average daily net assets of the Strategic Bond Fund and Municipal Bond Fund – Institutional Class and Retail Class, respectively.  For the year ended August 31, 2017, expenses of $155,808 for the Municipal Bond Fund – Institutional Class were waived and $1,207 were recouped for the Municipal Bond Fund – Retail Class by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recover amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver and/or reimbursement; or (2) the Expense Limitation Cap in place at the time of recovery; provided, however, that the Adviser shall only be entitled to recover such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
August 31, 2018	$—	$185,341
August 31, 2019	$—	$173,405
August 31, 2020	$—	$154,601

5.	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Municipal Bond Fund, which authorizes it to pay Foreside Fund Services, LLC (the “Distributor”) a distribution and service (12b-1) fee of 0.25% of the Municipal Bond Fund’s average daily net assets for Retail Class shares, for services to prospective Fund shareholders and distribution of Municipal Bond Fund shares. The Distributor earned fees of $37,123 from Retail Class shares during the year ended August 31, 2017.

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the year ended August 31, 2017, and owed as of August 31, 2017 are as follows:

Administration
and Accounting	Incurred	Owed
Strategic Bond Fund	$693,759	$127,616
Municipal Bond Fund	$233,471	$41,729

Transfer Agency	Incurred	Owed
Strategic Bond Fund	$271,135	$46,125
Municipal Bond Fund	$70,812	$11,503

Custody	Incurred	Owed
Strategic Bond Fund	$65,833	$12,086
Municipal Bond Fund	$9,523	$1,696

The Funds each have a line of credit with US Bank (see Note 10).

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2017, and owed as of August 31, 2017 are as follows:

	Incurred	Owed
Strategic Bond Fund	$13,086	$2,170
Municipal Bond Fund	$13,086	$2,170

7.	Capital Share Transactions

Transactions in shares of the Funds were as follows:

STRATEGIC BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2017	AUGUST 31, 2016
Shares sold	27,698,634	26,324,577
Shares issued
to holders in
reinvestment
of distributions	1,711,655	652,729
Shares redeemed	(13,085,417)	(4,312,665)
Net increase	16,324,872	22,664,641

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2017	AUGUST 31, 2016
Shares sold	4,184,167	3,577,783
Shares issued
to holders in
reinvestment
of distributions	124,855	65,311
Shares redeemed	(2,440,313)	(1,157,364)
Net increase	1,868,709	2,485,730

MUNICIPAL BOND FUND – RETAIL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2017	AUGUST 31, 2016
Shares sold	445,479	1,100,834
Shares issued
to holders in
reinvestment
of distributions	23,789	17,377
Shares redeemed	(697,181)	(293,293)
Net increase (decrease)	(227,913)	824,918

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2017

8.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2017, are summarized below.

	STRATEGIC	MUNICIPAL
	BOND FUND	BOND FUND
Purchases
U.S. Government	$97,474,557	$—
Other	887,373,774	112,753,369
Sales
U.S. Government	$113,389,559	$—
Other	533,188,802	71,385,759

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2017, National Financial Services Corp. for the benefit of its customers, held 33.46% of the Strategic Bond Fund’s outstanding shares. At August 31, 2017, National Financial Services Corp. and Charles Schwab & Company, Inc., for the benefit of its customers, held 26.24% and 25.42%, respectively, of the Municipal Bond Fund’s outstanding Institutional Class shares. At August 31, 2017, National Financial Services Corp. and Charles Schwab & Company, Inc., for the benefit of its customers, held 65.76% and 29.15%, respectively of the Municipal Bond Fund’s outstanding Retail Class shares.

10.	Line of Credit

At August 31, 2017, the Strategic Bond Fund and the Municipal Bond Fund each had a line of credit which matures on August 11, 2018 with a maximum borrowing equal to the lessor of $100,000,000 and $15,000,000, respectively, or 20% and 33.33%, respectively, of the fair value of unencumbered assets of each fund. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds’ securities serve as collateral for the lines of credit. The credit facility is with the Funds’ custodian, US Bank. Interest was accrued at the bank’s prime rate of 3.50% through December 14, 2016, 3.75% from December 15, 2016 through March 15, 2017, 4.00% from March 16, 2017 through June 14, 2017 and 4.25% thereafter. The following table provides information regarding usage of the line of credit for the year ended August 31, 2017 for the Funds:

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense	Borrowing	Borrowing
Strategic
Bond
Fund	9	$1,087,778	$1,038	$2,038,000	2/16/2017
Municipal
Bond
Fund	—	N/A	N/A	N/A	N/A

The Funds did not have any outstanding balances on the lines of credit at August 31, 2017.

11.	Subsequent Events

On September 28, 2017, distributions from ordinary income of $4,580,738, $356,646 and $45,762 for the Strategic Bond Fund and Municipal Bond Fund – Institutional Class and Retail Class, respectively, were declared and paid by the Funds to shareholders of record on September 27, 2017.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Performance Trust Mutual Funds and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Performance Trust Mutual Funds, comprising the Performance Trust Strategic Bond Fund and the Performance Trust Municipal Bond Fund (the “Funds”), each a series of the Trust for Professional Managers, as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Performance Trust Mutual Funds as of August 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 27, 2017

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»	information we receive about you on applications or other forms;

»	information you give us orally; and

»	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

EXPENSE EXAMPLE
Period Ended August 31, 2017 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Municipal Bond Fund – Retail Class only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/17 – 8/31/17).

Actual Expenses
The first line of each of the tables below provides information about actual account values and actual expenses for each Fund. However, the tables do not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The tables also do not include portfolio trading commissions and related trading costs. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of the purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			EXPENSES PAID
			DURING PERIOD
PERFORMANCE TRUST	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2017 –
STRATEGIC BOND FUND	MARCH 1, 2017	AUGUST 31, 2017	AUGUST 31, 2017*
Actual	$1,000	$1,046.10	$7.88
Hypothetical
(5% annual return before expenses)	$1,000	$1,042.30	$7.86

*	Expenses are equal to the Fund’s annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2017 –
INSTITUTIONAL CLASS	MARCH 1, 2017	AUGUST 31, 2017	AUGUST 31, 2017*
Actual	$1,000	$1,048.10	$5.63
Hypothetical
(5% annual return before expenses)	$1,000	$1,044.50	$5.62

*	Expenses are equal to the Fund’s annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2017 –
RETAIL CLASS	MARCH 1, 2017	AUGUST 31, 2017	AUGUST 31, 2017*
Actual	$1,000	$1,046.30	$8.19
Hypothetical
(5% annual return before expenses)	$1,000	$1,042.00	$8.17

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person on August 18, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”) and the Performance Trust Strategic Bond Fund (the “Strategic Bond Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and PT Asset Management, LLC, the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2018.

DISCUSSION OF FACTORS CONSIDERED
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of G. Michael Plaiss, co-portfolio manager for the Performance Trust Strategic Bond Fund and portfolio manager of the Performance Trust Municipal Bond Fund, and Anthony J. Harris, co-portfolio manager for the Performance Trust Strategic Bond Fund, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activity and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of each Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2017.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Aggregate Bond Index for the Performance Trust Strategic Bond Fund and the Bloomberg Barclays Municipal Bond Index for the Performance Trust Municipal Bond Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end multi-sector bond funds for the Performance Trust Strategic Bond Fund and a peer group of U.S. open-end municipal national intermediate funds for the Performance Trust Municipal Bond Fund) (each a “Morningstar Peer Group”).  The Trustees noted the Adviser’s representation that it does not calculate composite performance for its separately-managed accounts and as such the Adviser could not provide composite performance information for those accounts.

The Trustees noted that the Performance Trust Strategic Bond Fund’s performance for the three-year and five-year periods ended April 30, 2017 was above the Morningstar Peer Group medians, and ranked in the top percentile among the funds in the Morningstar Peer Group for three-year period.  The Trustees also noted the Fund’s performance for the year-to-date and one-year periods was below the Morningstar Peer Group median.  The Trustees also noted that for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2017, the Performance Trust Strategic Bond Fund outperformed the Bloomberg Barclays Aggregate Bond Index.

The Trustees noted the performance for the Institutional Class shares of the Performance Trust Municipal Bond Fund for the year-to-date, three-year and five-year periods ended April 30, 2017 ranked above its Morningstar Peer Group median, and ranked in the top percentile among the funds in the Morningstar Peer Group for the year-to-date period.  The Trustees also noted the performance for the Institutional Class shares of the Performance Trust Municipal Bond Fund for the one-year period ended April 30, 2017 ranked below its Morningstar Peer Group median.  The Trustees noted for the quarter, three-year, five-year and since inception periods ended March 31, 2017, the Institutional Class shares of the Performance Trust Municipal Bond Fund outperformed the Bloomberg Barclays Municipal Bond Index.  The Trustees further noted the Institutional Class

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

shares of the Performance Trust Municipal Bond Fund underperformed the Bloomberg Barclays Municipal Bond Index for the one-year period ended March 31, 2017.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts and private funds, as well as the fee waivers and expense reimbursements of the Adviser with respect to the Performance Trust Municipal Bond Fund.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided subsidies for the Funds’ operations since each Fund’s inception and had not fully recouped those subsidies for the Performance Trust Municipal Bond Fund.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage commissions, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 14, 2017 meeting and the August 18, 2017 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Performance Trust Strategic Bond Fund’s contractual management fee of 0.60% was above its Morningstar Peer Group average of 0.54%.  The Trustees observed that the Performance Trust Strategic Bond Fund was operating below its expense cap of 0.95%.  The Trustees noted the Performance Trust Strategic Bond Fund’s total expense ratio of 0.76% was above its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.72%.  The Trustees then compared the fees paid by the Performance Trust Strategic Bond Fund to fees paid by separately-managed accounts and private funds of the Adviser with similar investment strategies.

The Trustees noted that the Performance Trust Municipal Bond Fund’s contractual management fee of 0.40% was just below the Morningstar Peer Group average of 0.41%.  The Trustees observed that the Performance Trust Municipal Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.55% for its Institutional Class shares was equal to the Morningstar Peer Group average (which excludes Rule 12b-1 fees).  The Trustees then compared the fees paid by the Performance Trust Municipal Bond Fund to fees paid by separately-managed accounts and private funds of the Adviser with similar investment strategies.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that while the Adviser was not realizing profits in connection with its management of the Funds, the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Performance Trust Municipal Bond Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Funds.  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees including that the Adviser will continue to review the fee structures and evaluate circumstances that may warrant a breakpoint in the fee structures.  With respect to the Adviser’s fee structures and any applicable expense waivers, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS
The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2018 as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

ADDITIONAL INFORMATION
(Unaudited)

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1 (202) 551-8090 (direct) or 1 (800) SEC-0330 (general SEC number).

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INDEPENDENT TRUSTEES
(Unaudited)

OTHER
			NUMBER OF	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	PORTFOLIOS IN	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH THE	AND LENGTH OF	TRUST OVERSEEN	DURING THE	DURING THE PAST
YEAR OF BIRTH	TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Independent Trustees

Michael D.	Trustee	Indefinite Term;	31	Professor, Department of	Independent
Akers, Ph.D.		Since August 22,		Accounting, Marquette	Trustee, USA
615 E. Michigan St.		2001		University (2004-–present);	MUTUALS (an
Milwaukee, WI				Chair, Department of	open-end
53202				Accounting, Marquette	investment
Year of Birth: 1955				University (2004–2017).	company with one
portfolio).

Gary A. Drska	Trustee	Indefinite Term;	31	Pilot, Frontier/Midwest	Independent
615 E. Michigan St.		Since August 22,		Airlines, Inc. (airline company)	Trustee, USA
Milwaukee, WI		2001		(1986–present).	MUTUALS (an
53202					open-end
Year of Birth: 1956					investment
company with one
portfolio).

Jonas B. Siegel	Trustee	Indefinite Term;	31	Retired (2011–present);	Independent
615 E. Michigan St.		Since October 23,		Managing Director, Chief	Trustee, Gottex
Milwaukee, WI		2009		Administrative Officer (“CAO”)	Trust (an open-end
53202				and Chief Compliance Officer	investment
Year of Birth: 1943				(“CCO”), Granite Capital	company with
				International Group, L.P.	one portfolio)
				(an investment management	(2010–2016);
				firm) (1994–2011).	Independent
Manager, Ramius
IDF fund complex
(two closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment fund
complex (three
closed-end
investment
companies)
(2010–2015);
Independent
Trustee, Gottex
Multi-Alternatives
fund complex (three
closed-end
investment
companies)
(2010–2015).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
			NUMBER OF	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	PORTFOLIOS IN	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH THE	AND LENGTH OF	TRUST OVERSEEN	DURING THE	DURING THE PAST
YEAR OF BIRTH	TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Interested Trustee and Officers

Joseph C.	Chairperson	Indefinite Term;	31	President (2017–present);	Trustee, Buffalo
Neuberger*	and Trustee	Since August 22,		Chief Operating Officer	Funds (an open-end
615 E. Michigan St.		2001		(2016–present); Executive	investment
Milwaukee, WI				Vice President, U.S. Bancorp	company with ten
53202				Fund Services, LLC	portfolios); Trustee,
Year of Birth: 1962				(1994–2017).	USA MUTUALS
(an open-end
investment
company with
one portfolio).

John P. Buckel	President	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and Principal	Since January 24,		Fund Services, LLC
Milwaukee, WI	Executive	2013		(2004–present).
53202	Officer
Year of Birth: 1957

Jennifer A. Lima	Vice President,	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Since January 24,		Fund Services, LLC
Milwaukee, WI	and Principal	2013		(2002–present).
53202	Financial and
Year of Birth: 1974	Accounting
Officer

Elizabeth B. Scalf	Chief	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Compliance	Effective July 1,		Fund Services, LLC
Milwaukee, WI	Officer, Vice	2017		(February 2017–present);
53202	President and			Vice President and
Year of Birth: 1985	Anti-Money			Assistant CCO, Heartland
	Laundering			Advisors, Inc. (December
	Officer			2016–January 2017);
Vice President and CCO,
Heartland Group, Inc.
(May 2016–November 2016);
Vice President, CCO and
Senior Legal Counsel
(May 2016–November 2016),
Assistant CCO and Senior
Legal Counsel (January
2016–April 2016), Senior
Legal and Compliance
Counsel (2013–2015),
Legal and Compliance
Counsel (2011–2013),
Heartland Advisors, Inc.

Adam W. Smith	Secretary	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.		Since May 29,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2012–present).

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC who acts as principal underwriter for several series of the Trust, but not the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
			NUMBER OF	PRINCIPAL	DIRECTORSHIPS
NAME,	POSITION(S)	TERM OF OFFICE	PORTFOLIOS IN	OCCUPATION(S)	HELD BY TRUSTEE
ADDRESS, AND	HELD WITH THE	AND LENGTH OF	TRUST OVERSEEN	DURING THE	DURING THE PAST
YEAR OF BIRTH	TRUST	TIME SERVED	BY TRUSTEE	PAST FIVE YEARS	FIVE YEARS
Officers

Cullen O. Small	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since January 22,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2010–present).
Year of Birth: 1987

Kelly A. Burns	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since April 23,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2011–present).
Year of Birth: 1987

Melissa Aguinaga	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since July 1,		U.S. Bancorp Fund
Milwaukee, WI		2015		Services, LLC
53202				(2010–present).
Year of Birth: 1987

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

(This Page Intentionally Left Blank.)

Investment Adviser
PT Asset Management, LLC
500 W. Madison, Suite 470
Chicago, IL  60661

888.282.3220
www.PTAMfunds.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2017	FYE 8/31/2016
Audit Fees	$31,500	$31,500
Audit-Related Fees	0	0
Tax Fees	6,000	6,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2017	FYE 8/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2017	FYE 8/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*          /s/ John Buckel____________
   John Buckel, President

Date: 10/31/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*          /s/ John Buckel____________
   John Buckel, President

Date: 10/31/2017

By (Signature and Title)*          /s/ Jennifer Lima_____________
   Jennifer Lima, Treasurer

Date: 10/31/2017

* Print the name and title of each signing officer under his or her signature.